 Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

8|31|05

Annual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

U.S. POSTAGE
3¢
4¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

New Value

Fund

8 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	31
Federal tax information	55
Brokerage commissions	56
About the Trustees	57
Officers	63

Cover photograph: Postage stamps, private collection &gt; White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam New Value Fund: seeking large-company stocks that are significantly undervalued

Putnam New Value Fund seeks to invest in large-company stocks whose price is signifi-cantly below their true economic worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change —corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their longer-term prospects.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund’s performance that much more significant. Ultimately, the portfolio reflects only the team’s best investment ideas. The fund’s leaner, more aggressive portfolio and value investment strategy have made for a potent combination over the past 10 years.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

For the past 10 years, Putnam New Value Fund has sought to achieve capital appreciation by investing in the stocks of undervalued companies poised for positive change.

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of undervalued, out-of-favor midsize and large companies that Putnam Investments believes are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Highlights

  For the 12 months ended August 31, 2005, Putnam New Value Fund’s class A shares returned 14.56% without sales charges.

  Over the same period, the fund’s benchmark, the Russell 3000 Value Index, returned 17.33%.
  The average return for the fund’s Lipper category, Multi-Cap Value Funds, was 16.32%.

  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.
Performance
Total return for class A shares for periods ended 8/31/05

Since the fund’s inception (1/3/95), average annual return is 12.38% at NAV and 11.81% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	10.85%	10.26%	180.07%	165.45%

5 years	8.62	7.46	51.21	43.32

1 year	14.56	8.54	14.56	8.54

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The year in review

During the fiscal year ended August 31, 2005, the market environment was generally favorable for investors. Value-oriented stocks, in particular, continued to perform well, and your fund posted reasonable gains. However, weak performance from two stocks that represented fairly large positions in the portfolio held back the fund’s return relative to its benchmark, the Russell 3000 Value Index. These holdings, Fannie Mae and Tyco International, are discussed more fully in the holdings section of the report. The fund also underperformed the average for its peer group, Lipper Multi-Cap Value Funds. The fund’s greater weighting in larger-capitalization stocks, which we believe currently represent more attractive value opportunities, may explain underperformance relative to the peer group, as funds in the peer group may have focused more on small- and mid-capitalization stocks, which were stronger during the period.

Market overview

During the period, stock and bond markets enjoyed healthy returns. Businesses reported strong revenue growth, improving balance sheets, ample free cash flows, and growth in productivity. Despite high energy prices, aggregate spending strengthened and labor market conditions showed gradual improvement. Inflation in recent months has remained low. Under these conditions, the best-performing sectors included energy and utilities. Utilities stocks offered attractive yields and a less expensive way to gain exposure to the energy companies. The transportation sector benefited from strong demand from businesses.

Strength in the consumer staples sector reflected ongoing consumer confidence and robust spending. Encouraged by low borrowing costs, consumers continued to assume more debt. Weaker-performing sectors included telecommunications and basic materials, particularly steel, aluminum, chemicals, and paper, which had enjoyed strong performance earlier in the fiscal year. Value stocks outperformed growth stocks, and the market favored small- and mid-cap stocks over large-cap stocks.

The primary concerns for investors during the period included the rising costs of energy and other commodities,

and the flattening of the yield curve (a somewhat anomalous situation in which interest rates on long-term bonds remain stable or decline while short-term interest rates rise). As of the end of the reporting period, the federal funds rate, the rate at which banks borrow overnight from one another, stood at 3.5%, reflecting total increases of 2.5% since the Fed began its tightening policy on June 30, 2004.

Strategy overview

As a rule, we continue to target opportunities in what we consider particularly undervalued stocks. In some market environments this strategy might lead us to buy lesser-known stocks, or stocks of companies that are financially weaker. This is not the case in the current environment. For some time, the market has driven up the prices of small- and mid-cap stocks. As a result, many high-quality larger-cap companies with slower-than-expected growth rates have been neglected and now appear to offer the most attractive values in the marketplace. We have been selecting what we believe to be the most compelling of these, while also taking profits on smaller- and mid-cap stocks that have appreciated substantially. The number of issues held in the portfolio decreased as a result of these transactions, reaching 66 stocks as of the end of the reporting period.

As a reminder, the fund employs a focused strategy, which means it typically holds fewer stocks than a broadly

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/05.

Equities
Russell 3000 Value Index (large-company value stocks)	17.33%

Russell 1000 Growth Index (large-company growth stocks)	12.14%

Russell Midcap Growth Index (midsize-company growth stocks)	26.45%

S&P 500 Index (broad stock market)	12.56%

Bonds
Lehman Aggregate Bond Index (broad bond market)	4.15%

Lehman Municipal Bond Index (tax-exempt bonds)	5.33%

Lehman Credit Index (corporate bonds)	4.89%

diversified portfolio, so that each stock can have a meaningful effect on returns. Consequently, our increasing focus on higher-quality, larger-cap companies has increased the fund’s weighted average market capitalization but has not yet contributed to returns. Nevertheless, we believe these stocks offer strong appreciation potential over the long term. We also believe that large, high-quality, financially sound companies such as these improve the risk profile of the portfolio.

Your fund’s holdings

One of the most substantial contributors to performance over the period was Marathon Oil, an integrated oil company involved in exploration, production, marketing, and distribution of energy. The company has been successfully executing a turnaround in the midst of a very favorable period for the energy sector as a whole. We selected Marathon because we believe its management is very focused on becoming more efficient and profitable, and its portfolio of “upstream” assets, i.e., wells and oil fields, seems to have good prospects. We expect the company will enhance its rate of production in coming years. The stock performed so strongly that we trimmed the position to lock in some profits.

Office Depot was also among the portfolio’s top performers. The office supplies store competes with Staples, but has been less profitable. A new CEO with proven talent and experience in merchandising recently announced a long-awaited and significant restructuring plan. The

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time market eagerly embraced the changes and the stock price rebounded.

The fund’s overweight position (relative to the benchmark) in CIGNA, a health maintenance organization (HMO), also contributed to relative returns. HMOs in general have benefited from pressures on the pharmaceutical industry that have kept drug costs from rising as rapidly as other health-care costs. CIGNA had very strong performance during the period, and it continues to look attractive.

Our rather large positions in two weak-performing stocks caused the fund to underperform its benchmark during the period. Mortgage reseller Fannie Mae has suffered from accounting and management problems in addition to unresolved regulatory issues. The company has put a new management team in place and its accounting issues are being addressed, yet we believe new legislation by the federal government could be delayed for some time. Although we decided to eliminate the Fannie Mae position shortly after the close of the fiscal year, we still believe the stock offers attractive long-term potential and will consider re-establishing a position during fiscal 2006.

Another large holding, Tyco International, had been a positive contributor for several quarters. The company increased its dividend 800% during the year. Its earnings are still growing well, but less dramatically than

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 8/31/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
ExxonMobil Corp. (4.1%)	Oil and gas

Citigroup, Inc. (3.8%)	Financial

American International Group, Inc. (3.6%)	Insurance

Pfizer, Inc. (3.6%)	Pharmaceuticals

Bank of America Corp. (3.3%)	Banking

Tyco International, Ltd. (3.2%)	Conglomerates

Chevron Corp. (3.1%)	Oil and gas

Altria Group, Inc. (3.0%)	Tobacco

U.S. Bancorp (2.9%)	Banking

Lockheed Martin Corp. (2.7%)	Aerospace and defense

some had projected. The company’s Fire and Safety Division missed its earnings target for the second quarter of 2005, and this caused the stock price to tumble. We are not overly concerned with short-term results, and we view this as a temporary setback. We believe the company’s long-term prospects for recovery and outperformance are very favorable and we continue to hold a large position.

In addition, the effect of rising energy and materials costs bruised some stocks in the portfolio that were biased toward energy prices staying flat or drifting downward. Underperformance by Lear (auto parts), Alcoa (metals), Smurfit-Stone Container (paper and packaging), and Masco (building materials and paints) detracted somewhat from portfolio returns. While we had not reduced any of these positions by the end of the period, continuing pressure on energy costs due to this year’s hurricanes may lead us to do so in the future.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe the environment for large-cap value stocks looks favorable over the foreseeable future. We are confident that the Federal Reserve Board will carefully consider the broad economic impact of Hurricane Katrina when it decides on the future direction of interest rates, and perhaps will slow the pace of rate increases. We believe that the damage from the hurricane will not have a lasting influence on energy prices, which, in our view, already reflected a built-in cushion for protection in the event of a political or natural disaster. The release of official oil reserves at home and in Europe helped to dampen speculation about oil prices. In our opinion, refining companies that weren’t damaged in the storm will likely have an even longer period of outperformance than we had previously thought. In addition, we are not overly concerned about the portfolio’s insurance holdings in the wake of the hurricane. The portfolio emphasizes high-quality blue-chip insurance companies, whose sustainability is not threatened, in our opinion, by claims following this natural disaster. In fact, over the long term, these companies could ultimately benefit as demand for insurance increases following Katrina.

We believe the portfolio is positioned to benefit from renewed interest in large, well-known companies with financial strength and attractive appreciation potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally available only to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	12.38%	11.81%	11.53%	11.53%	11.53%	11.53%	11.82%	11.45%	12.11%	12.50%

10 years	180.07	165.45	159.39	159.39	159.74	159.74	166.44	157.19	173.29	183.15
Annual average	10.85	10.26	10.00	10.00	10.02	10.02	10.30	9.91	10.58	10.97

5 years	51.21	43.32	45.62	43.62	45.73	45.73	47.60	42.45	49.36	52.87
Annual average	8.62	7.46	7.81	7.51	7.82	7.82	8.10	7.33	8.35	8.86

1 year	14.56	8.54	13.75	8.75	13.79	12.79	14.01	9.99	14.33	14.85

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for Y shares, the higher operating expenses for such shares.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 8/31/95 to 8/31/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $25,939 and $25,974, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $26,644 ($25,719 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $27,329 and $28,315, respectively. See first page of performance section for performance calculation method.

Comparative index returns
For periods ended 8/31/05
	Russell 3000	Lipper Multi-Cap Value
	Value Index	Funds category average*
Annual average
(life of fund)	13.36%	11.47%

10 years	205.62	163.12
Annual average	11.82	9.99

5 years	35.87	31.14
Annual average	6.32	5.30

1 year	17.33	16.32

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 8/31/05, there were 480, 239, and 87 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 8/31/05

	Class A	Class B		Class C		Class M	Class R		Class Y

Distributions
(number)	1		1		1	1		1		1

Income	$0.134		$0.020	$0.023		$0.048		$0.161	$0.171

Capital gains	—		—		—	—		—		—

Total	$0.134		$0.020	$0.023		$0.048		$0.161	$0.171

Share value:	NAV	POP	NAV	NAV		NAV POP		NAV		NAV
8/31/04	$16.21 $17.11		$15.93	$15.91		$16.13 $16.72		$16.18	$16.23

8/31/05	18.43	19.45	18.10	18.08		18.34	18.96*	18.33		18.46

* Reflects a reduction in sales charges that took effect on April 1, 2005.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	12.36% 11.80%		11.51%	11.51%	11.51%	11.51%	11.80%	11.43%	12.09%	12.48%

10 years	173.88	159.53	153.67	153.67	153.74	153.74	160.68	151.65	167.41	177.03
Annual average	10.60	10.01	9.76	9.76	9.76	9.76	10.06	9.67	10.34	10.73

5 years	50.86	42.96	45.12	43.12	45.25	45.25	47.18	41.99	49.15	52.60
Annual average	8.57	7.41	7.73	7.43	7.75	7.75	8.04	7.26	8.32	8.82

1 year	13.89	7.91	13.09	8.09	13.05	12.05	13.35	9.40	13.66	14.23

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.71	$ 9.52	$ 9.52	$ 8.25	$ 6.98	$ 4.44

Ending value (after expenses)	$1,022.80	$1,019.10	$1,019.20	$1,020.60	$1,021.20	$1,023.90

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.70	$ 9.50	$ 9.50	$ 8.24	$ 6.97	$ 4.43

Ending value (after expenses)	$1,019.56	$1,015.78	$1,015.78	$1,017.04	$1,018.30	$1,020.82

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio†	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Average annualized expense
ratio for Lipper peer group‡	1.39%	2.14%	2.14%	1.89%	1.64%	1.14%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam New Value Fund	52%	54%	57%	68%	70%

Lipper Multi-Cap Value
Funds category average	60%	60%	65%	65%	76%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001

	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
David King	2005						*

Portfolio Leader	2004						*

Michael Abata	2005		*

Portfolio Member	2004		*

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $1,000,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund and a Portfolio Member of The George Putnam Fund of Boston.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001

	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005				*

Deputy Head of Investments	N/A

William Connolly	2005		*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005				*

President and CEO	2004				*

Amrit Kanwal	2005				*

Chief Financial Officer	2004				*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005						*

General Counsel	2004					*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005						*

Deputy Head of Investments	N/A

Sandra Whiston	2005				*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other invest- ment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee cate- gory. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

37th	24th	12th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of Putnam New Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the “fund”) at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2005

The fund’s portfolio 8/31/05

COMMON STOCKS (98.5%)*

	Shares	Value
Aerospace and Defense (4.2%)
Boeing Co. (The)	428,400	$28,711,368
Lockheed Martin Corp.	845,400	52,617,696
		81,329,064

Airlines (1.2%)
Southwest Airlines Co. (S)	1,674,900	22,309,668

Automotive (0.9%)
Lear Corp. (S)	465,900	17,564,430

Banking (8.0%)
Bank of America Corp.	1,454,400	62,582,832
Commerce Bancorp, Inc. (S)	572,000	19,287,840
State Street Corp. (S)	291,900	14,107,527
U.S. Bancorp	1,932,800	56,476,416
		152,454,615

Building Materials (1.9%)
Masco Corp.	1,181,700	36,254,556

Chemicals (2.9%)
Avery Dennison Corp. (S)	245,600	13,124,864
Dow Chemical Co. (The)	521,500	22,528,800
Hercules, Inc. † (S)	955,800	12,186,450
Huntsman Corp. † (S)	438,800	8,266,992
		56,107,106

Computers (2.6%)
Hewlett-Packard Co. (S)	1,797,600	49,901,376

Conglomerates (3.2%)
Tyco International, Ltd.	2,207,800	61,443,074

Consumer Finance (3.0%)
Capital One Financial Corp.	187,500	15,420,000
Countrywide Financial Corp. (S)	553,400	18,699,386
Providian Financial Corp. †	1,284,000	23,882,400
		58,001,786

Consumer Services (0.5%)
Service Corporation International (S)	1,141,300	9,689,637

Containers (0.7%)
Owens-Illinois, Inc. †	518,300	13,372,140

Electric Utilities (4.3%)
Great Plains Energy, Inc. (S)	308,800	9,600,592
PG&E Corp.	1,279,400	48,003,088
Sierra Pacific Resources † (S)	1,699,500	24,778,710
		82,382,390

COMMON STOCKS (98.5%)* continued

	Shares	Value

Electronics (2.9%)
Intel Corp.	1,346,500	$34,631,980
Motorola, Inc.	972,400	21,276,112
		55,908,092

Financial (6.2%)
Citigroup, Inc.	1,684,000	73,708,680
Fannie Mae (S)	344,100	17,562,864
Freddie Mac	450,000	27,171,000
		118,442,544

Food (0.9%)
General Mills, Inc.	397,100	18,314,252

Forest Products and Packaging (1.6%)
Smurfit-Stone Container Corp. † (S)	1,004,500	11,089,680
Weyerhaeuser Co. (S)	294,000	19,115,880
		30,205,560

Gaming & Lottery (0.5%)
GTECH Holdings Corp.	318,400	9,099,872

Health Care Services (3.8%)
Cardinal Health, Inc.	338,700	20,189,907
CIGNA Corp.	246,600	28,437,912
HCA, Inc. (S)	499,600	24,630,280
		73,258,099

Homebuilding (0.8%)
Lennar Corp.	248,300	15,419,430

Household Furniture and Appliances (0.7%)
Whirlpool Corp.	190,100	14,457,105

Insurance (8.9%)
ACE, Ltd. (Bermuda) (S)	842,000	37,393,220
American International Group, Inc.	1,175,200	69,571,840
Chubb Corp. (The) (S)	330,000	28,696,800
MetLife, Inc. (S)	430,700	21,095,686
XL Capital, Ltd. Class A (Bermuda)	203,000	14,108,500
		170,866,046

Investment Banking/Brokerage (0.9%)
Merrill Lynch & Co., Inc. (S)	306,800	17,536,688

Leisure (1.0%)
Brunswick Corp.	423,800	18,647,200

Manufacturing (1.1%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	259,100	20,629,542

COMMON STOCKS (98.5%)* continued

	Shares	Value

Media (1.0%)
Walt Disney Co. (The)	747,400	$18,827,006

Metals (1.9%)
Alcoa, Inc.	1,378,300	36,924,657

Natural Gas Utilities (1.0%)
Southern Union Co. † (S)	745,185	18,346,455

Oil & Gas (11.8%)
Amerada Hess Corp.	170,700	21,695,970
Chevron Corp.	974,600	59,840,440
ConocoPhillips	531,800	35,066,892
ExxonMobil Corp.	1,302,200	78,001,780
Marathon Oil Corp.	478,600	30,778,766
		225,383,848

Pharmaceuticals (4.3%)
King Pharmaceuticals, Inc. †	898,000	13,200,600
Pfizer, Inc.	2,693,300	68,598,351
		81,798,951

Photography/Imaging (1.5%)
Xerox Corp. †	2,182,800	29,271,348

Publishing (0.8%)
R. R. Donnelley & Sons Co. (S)	419,300	15,665,048

Railroads (1.4%)
Norfolk Southern Corp.	781,600	27,832,776

Restaurants (2.6%)
McDonald’s Corp.	1,547,200	50,206,640

Retail (5.5%)
Home Depot, Inc. (The)	970,400	39,126,528
Limited Brands, Inc. (S)	432,300	9,501,954
Office Depot, Inc. †	842,000	25,260,000
Rite Aid Corp. † (S)	2,691,800	10,982,544
Supervalu, Inc. (S)	564,700	19,651,560
		104,522,586

Software (1.0%)
Oracle Corp. † (S)	1,480,600	19,203,382

Tobacco (3.0%)
Altria Group, Inc.	810,200	57,281,140

Total common stocks (cost $1,565,339,454)		$1,888,858,109

SHORT-TERM INVESTMENTS (5.7%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 3.53% to 3.71%
and due dates ranging from September 1, 2005
to September 15, 2005 (d)	$83,489,750	$83,436,769
Putnam Prime Money Market Fund (e)	26,062,195	26,062,195

Total short-term investments (cost $109,498,964)		$109,498,964

TOTAL INVESTMENTS
Total investments (cost $1,674,838,418)		$1,998,357,073

* Percentages indicated are based on net assets of $1,917,374,529.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at August 31, 2005.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/2005

ASSETS
Investment in securities, at value, including $80,682,806
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,648,776,223)	$1,972,294,878
Affiliated issuers (identified cost $26,062,195) (Note 5)	26,062,195

Cash	83,010

Dividends, interest and other receivables	4,602,333

Receivable for shares of the fund sold	3,299,172

Receivable for securities sold	3,236,457

Total assets	2,009,578,045

LIABILITIES
Payable for shares of the fund repurchased	3,872,657

Payable for compensation of Manager (Notes 2 and 5)	2,815,160

Payable for investor servicing and custodian fees (Note 2)	758,214

Payable for Trustee compensation and expenses (Note 2)	122,185

Payable for administrative services (Note 2)	2,817

Payable for distribution fees (Note 2)	1,015,773

Collateral on securities loaned, at value (Note 1)	83,436,769

Other accrued expenses	179,941

Total liabilities	92,203,516

Net assets	$1,917,374,529

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,538,822,836

Undistributed net investment income (Note 1)	9,207,753

Accumulated net realized gain on investments (Note 1)	45,825,285

Net unrealized appreciation of investments	323,518,655

Total — Representing net assets applicable to capital shares outstanding	$1,917,374,529

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,165,376,725 divided by 63,217,019 shares)	$18.43

Offering price per class A share
(100/94.75 of $18.43)*	$19.45

Net asset value and offering price per class B share
($530,586,006 divided by 29,318,575 shares)**	$18.10

Net asset value and offering price per class C share
($55,886,802 divided by 3,091,585 shares)**	$18.08

Net asset value and redemption price per class M share
($35,182,451 divided by 1,918,627 shares)	$18.34

Offering price per class M share
(100/96.75 of $18.34)*	$18.96

Net asset value, offering price and redemption price per class R share
($711,431 divided by 38,807 shares)	$18.33

Net asset value, offering price and redemption price per class Y share
($129,631,114 divided by 7,020,490 shares)	$18.46

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/05

INVESTMENT INCOME
Dividends	$ 33,136,094

Interest (including interest income of $674,498
from investments in affiliated issuers) (Note 5)	684,414

Securities lending	107,806

Other Income (Note 6)	516,503

Total investment income	34,444,817

EXPENSES
Compensation of Manager (Note 2)	10,163,119

Investor servicing fees (Note 2)	4,063,452

Custodian fees (Note 2)	189,258

Trustee compensation and expenses (Note 2)	61,682

Administrative services (Note 2)	50,735

Distribution fees — Class A (Note 2)	2,378,640

Distribution fees — Class B (Note 2)	5,366,666

Distribution fees — Class C (Note 2)	448,944

Distribution fees — Class M (Note 2)	254,237

Distribution fees — Class R (Note 2)	1,438

Other	360,379

Non-recurring costs (Notes 2 and 6)	19,970

Costs assumed by Manager (Notes 2 and 6)	(19,970)

Fees waived and reimbursed by Manager (Note 5)	(41,418)

Total expenses	23,297,132

Expense reduction (Note 2)	(456,935)

Net expenses	22,840,197

Net investment income	11,604,620

Net realized gain on investments (Notes 1 and 3)	119,574,726

Net realized gain on futures contracts (Note 1)	72,445

Net unrealized appreciation of investments during the year	81,815,764

Net gain on investments	201,462,935

Net increase in net assets resulting from operations	$213,067,555

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	8/31/05	8/31/04
Operations:
Net investment income	$ 11,604,620	$6,091,104

Net realized gain on investments	119,647,171	98,523,013

Net unrealized appreciation of investments	81,815,764	100,325,091

Net increase in net assets resulting from operations	213,067,555	204,939,208

Distributions to shareholders: (Note 1)

From net investment income

Class A	(6,351,658)	(6,254,830)

Class B	(633,692)	(1,274,327)

Class C	(53,936)	(90,447)

Class M	(91,774)	(144,712)

Class R	(677)	(10)

Class Y	(1,065,342)	(996,102)

Redemption fees (Note 1)	4,004	1,786

Increase (decrease) from capital share transactions (Note 4)	328,498,180	(62,602,322)

Total increase in net assets	533,372,660	133,578,244

NET ASSETS
Beginning of year	1,384,001,869	1,250,423,625

End of year (including undistributed net investment
income of $9,207,753 and $5,826,766, respectively)	$1,917,374,529	$1,384,001,869

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value,
beginning of period	$16.21	$13.88	$12.22	$14.58	$13.08

Investment operations:
Net investment income (a)	.17(d,f )	.11(d)	.13	.12	.16

Net realized and unrealized
gain (loss) on investments	2.18	2.36	1.61	(2.02)	1.55

Total from
investment operations	2.35	2.47	1.74	(1.90)	1.71

Less distributions:
From net investment income	(.13)	(.14)	(.08)	(.10)	(.21)

From net realized gain
on investments	—	—	—	(.36)	—

Total distributions	(.13)	(.14)	(.08)	(.46)	(.21)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.43	$16.21	$13.88	$12.22	$14.58

Total return at
net asset value (%)(b)	14.56(f )	17.92	14.30	(13.45)	13.14

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,165,377	$731,954	$688,610	$633,088	$605,706

Ratio of expenses to
average net assets (%)(c)	1.13(d)	1.19(d)	1.18	1.09	1.11

Ratio of net investment income
to average net assets (%)	.94(d,f )	.75(d)	1.05	.86	1.10

Portfolio turnover (%)	51.72	54.46	57.16	68.12	69.71

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class A shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$15.93	$13.66	$12.03	$14.39	$12.92

Investment operations:
Net investment income (loss) (a)	.03(d,f )	—(d,e) .04		.02	.05

Net realized and unrealized
gain (loss) on investments	2.16	2.31	1.59	(2.01)	1.53

Total from
investment operations	2.19	2.31	1.63	(1.99)	1.58

Less distributions:
From net investment income	(.02)	(.04)	—	(.01)	(.11)

From net realized gain
on investments	—	—	—	(.36)	—

Total distributions	(.02)	(.04)	—	(.37)	(.11)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.10	$15.93	$13.66	$12.03	$14.39

Total return at
net asset value (%)(b)	13.75(f )	16.97	13.55	(14.15)	12.27

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$530,586 $490,299		$424,745	$457,303	$583,543

Ratio of expenses to
average net assets (%)(c)	1.88(d)	1.94(d)	1.93	1.84	1.86

Ratio of net investment income (loss)
to average net assets (%)	.19(d,f )	(.01)(d)	.32	.12	.34

Portfolio turnover (%)	51.72	54.46	57.16	68.12	69.71

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class B shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

		Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$15.91	$13.64	$12.02	$14.39	$12.97

Investment operations:
Net investment income (loss) (a)	.03(d,f )	—(d,e)	.04	.02	.04

Net realized and unrealized
gain (loss) on investments	2.16	2.31	1.58	(2.00)	1.55

Total from
investment operations	2.19	2.31	1.62	(1.98)	1.59

Less distributions:
From net investment income	(.02)	(.04)	—	(.03)	(.17)

From net realized gain
on investments	—	—	—	(.36)	—

Total distributions	(.02)	(.04)	—	(.39)	(.17)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.08	$15.91	$13.64	$12.02	$14.39

Total return at
net asset value (%)(b)	13.79(f )	16.98	13.48	(14.11)	12.33

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$55,887	$34,594	$31,770	$32,446	$33,093

Ratio of expenses to
average net assets (%)(c)	1.88(d)	1.94(d)	1.93	1.84	1.86

Ratio of net investment income (loss)
to average net assets (%)	.19(d,f )	—(d,g)	.31	.11	.26

Portfolio turnover (%)	51.72	54.46	57.16	68.12	69.71

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class C shares (Note 6).

(g) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$16.13	$13.81	$12.14	$14.48	$13.00

Investment operations:
Net investment income (a)	.08(d,f )	.04(d)	.07	.05	.09

Net realized and unrealized
gain (loss) on investments	2.18	2.35	1.60	(2.00)	1.53

Total from
investment operations	2.26	2.39	1.67	(1.95)	1.62

Less distributions:
From net investment income	(.05)	(.07)	—	(.03)	(.14)

From net realized gain
on investments	—	—	—	(.36)	—

Total distributions	(.05)	(.07)	—	(.39)	(.14)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.34	$16.13	$13.81	$12.14	$14.48

Total return at
net asset value (%)(b)	14.01(f )	17.33	13.76	(13.81)	12.53

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$35,182	$29,774	$32,334	$35,610	$46,055

Ratio of expenses to
average net assets (%)(c)	1.63(d)	1.69(d)	1.68	1.59	1.61

Ratio of net investment income
to average net assets (%)	.44(d,f )	.25(d)	.56	.37	.60

Portfolio turnover (%)	51.72	54.46	57.16	68.12	69.71

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e)	Amount represents less than $0.01 per share.

(f)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class M shares (Note 6).

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

	Year ended	Period
	8/31/05	12/1/03†-8/31/04

Net asset value,
beginning of period	$16.18	$14.82

Investment operations:
Net investment income (a)	.12(d,f )	.06(d)

Net realized and unrealized
gain on investments	2.19	1.44

Total from
investment operations	2.31	1.50

Less distributions:
From net investment income	(.16)	(.14)

Total distributions	(.16)	(.14)

Redemption fees	—(e)	—(e)

Net asset value,
end of period	$18.33	$16.18

Total return at
net asset value (%)(b)	14.33(f )	10.24*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$711	$3

Ratio of expenses to
average net assets (%)(c)	1.38(d)	1.08*(d)

Ratio of net investment income
to average net assets (%)	.65(d,f )	.37*(d)

Portfolio turnover (%)	51.72	54.46

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE
					Period
		Year ended			7/3/01†-
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$16.23	$13.90	$12.23	$14.59	$15.49

Investment operations:
Net investment income (a)	.21(d,f )	.16(d)	.15	.15	.02

Net realized and unrealized
gain (loss) on investments	2.19	2.35	1.63	(2.02)	(.92)

Total from
investment operations	2.40	2.51	1.78	(1.87)	(.90)

Less distributions:
From net investment income	(.17)	(.18)	(.11)	(.13)	—

From net realized gain
on investments	—	—	—	(.36)	—

Total distributions	(.17)	(.18)	(.11)	(.49)	—

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$18.46	$16.23	$13.90	$12.23	$14.59

Total return at
net asset value (%)(b)	14.85(f )	18.19	14.67	(13.25)	(5.81)*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$129,631	$97,378	$72,965	$51,298	$28,533

Ratio of expenses to
average net assets (%)(c)	.88(d)	.94(d)	.93	.84	.14*

Ratio of net investment income
to average net assets (%)	1.19(d,f )	.99(d)	1.27	1.08	.16*

Portfolio turnover (%)	51.72	54.46	57.16	68.12	69.71

† Commencement of operations.

* Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and August 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class Y shares (Note 6).

The accompanying notes are an integral part of these financial statements.

46

Notes to financial statements 8/31/05

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many

47

securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest, or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

48

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $80,682,806. The fund received cash collateral of $83,436,769 which is pooled with collateral of other Putnam funds into 23 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends and realized gains and losses on certain futures contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2005, the fund reclassified $26,554 to decrease undistributed net investment income and $26,554 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 356,909,016
Unrealized depreciation	(44,468,471)
————————
Net unrealized appreciation	312,440,545
Undistributed ordinary income	9,044,774
Undistributed long term gain	57,066,375
Cost for federal income
tax purposes	$1,685,916,528

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

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Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended August 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the year ended August 31, 2005, Putnam Management has assumed $19,970 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2005, the fund paid PFTC $4,251,348 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2005, the fund’s expenses were reduced by $456,935 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $498, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension

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expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $198,697 and $2,407 from the sale of class A and class M shares, respectively, and received $536,308 and $6,416 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received $813 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,173,855,422 and $853,659,863, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 8/31/05:
Shares sold	30,009,242	$ 530,460,719

Shares issued
in connection
with reinvestment
of distributions	342,720	6,021,606

	30,351,962	536,482,325

Shares
repurchased	(12,293,906)	(216,624,772)

Net increase	18,058,056	$ 319,857,553

Year ended 8/31/04:
Shares sold	16,275,948	$ 252,439,680

Shares issued
in connection
with reinvestment
of distributions	396,008	5,872,801

	16,671,956	258,312,481

Shares
repurchased	(21,111,462)	(320,389,567)

Net decrease	(4,439,506)	$ (62,077,086)

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CLASS B	Shares	Amount	CLASS M	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	9,878,833	$ 170,329,333	Shares sold	482,600	$8,340,266

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	33,205	576,109	of distributions	5,069	88,915

	9,912,038	170,905,442		487,669	8,429,181

Shares			Shares
repurchased	(11,373,721)	(198,012,518)	repurchased	(415,502)	(7,269,503)

Net decrease	(1,461,683)	$ (27,107,076)	Net increase	72,167	$1,159,678
Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	10,336,935	$157,750,253	Shares sold	628,981	$9,436,615

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	78,526	1,150,410	of distributions	9,434	139,718

	10,415,461	158,900,663		638,415	9,576,333

Shares			Shares
repurchased	(10,738,909)	(161,109,023)	repurchased	(1,133,065)	(17,175,799)

Net decrease	(323,448)	$ (2,208,360)	Net decrease	(494,650)	$(7,599,466)

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	1,556,662	$ 27,019,403	Shares sold	50,473	$887,728

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	2,646	45,949	of distributions	39	677

	1,559,308	27,065,352		50,512	888,405

Shares			Shares
repurchased	(641,620)	(11,127,431)	repurchased	(11,888)	(205,078)

Net increase	917,688	$ 15,937,921	Net increase	38,624	$683,327
			For the period 12/1/03 (commencement of operations)
Year ended 8/31/04:			to 8/31/04:
Shares sold	935,873	$ 14,173,958	Shares sold	182	$2,828

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	5,211	76,287	of distributions	1	10

	941,084	14,250,245		183	2,838

Shares			Shares
repurchased	(1,096,202)	(16,410,055)	repurchased	—	—

Net decrease	(155,118)	$(2,159,810)	Net increase	183	$2,838

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CLASS Y	Shares	Amount
Year ended 8/31/05:
Shares sold	2,069,172	$36,418,795

Shares issued
in connection
with reinvestment
of distributions	60,634	1,065,342

	2,129,806	37,484,137

Shares
repurchased	(1,109,786)	(19,517,360)

Net increase	1,020,020	$17,966,777

Year ended 8/31/04:
Shares sold	2,147,677	$33,220,245

Shares issued
in connection
with reinvestment
of distributions	67,213	996,102

	2,214,890	34,216,347

Shares
repurchased	(1,463,696)	(22,776,785)

Net increase	751,194	$11,439,562

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2005, management fees paid were reduced by $41,418 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $674,498 for the year ended August 31, 2005. During the year ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $518,992,300 and $516,247,660, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual

53

funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $516,503 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

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Federal tax information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $57,066,375 as long term capital gain, for its taxable year ended August 31, 2005.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2005, the fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

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Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended August 31, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended August 31, 2005.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

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Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

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Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

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As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

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W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

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Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

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Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam Investments. Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal Accounting Officer
Since 2000
Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000, Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

63

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

64

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

65

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

66

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

67

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson

George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison
James P. Pappas
Vice President

Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

68

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN025 226713 10/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2005	$ 48,716*	$-	$ 3,336	$ 992
August 31, 2004	$ 56,118*	$ -	$ 3,399 $ 256

*: Includes fees of $ 938 and $ 1,128 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2005 and August 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended August 31, 2005 and August 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 192,075 and $ 135,916 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam

Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees All Other Fees		Total
Non-Audit Fees

August 31, 2005	$-	$ -	$ -	$ -
August 31, 2004	$-	$ -	$ -	$ -

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Small Cap Value Fund

8|31|05

Semiannual Report

PUTNAM INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

Small Cap

Value Fund

8 | 31 | 05
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	56

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

2

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Small Cap Value Fund: seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large — comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding those companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger companies and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and startups to obtain financing; on the other hand, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s management team looks for stocks that are not only undervalued but that appear to have a catalyst to unlock the value in the stock — specifically, stocks that seem attractively priced relative to their peers and to the underlying company’s earnings. In addition, the management team considers stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue chips; relatively minor earnings disappointments or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund seeks capital appreciation by investing in undervalued stocks of lesser-known small-capitalization U.S. companies. The fund pursues its objective by seeking high-quality companies whose true values are not yet recognized by the market. This fund may be appropriate for investors who seek long-term growth potential and are willing to accept the price volatility associated with investing in small-cap stocks.

Highlights

  For the six months ended August 31, 2005, Putnam Small Cap Value Fund’s class A shares returned 6.75% without sales charges.
  The fund’s benchmark, the Russell 2000 Value Index, returned 6.27% for the period.
  The average return for the fund’s Lipper category, Small-Cap Value Funds, was 5.15%.
  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 8/31/05

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
Life of fund (inception: 4/13/99)	17.32%	16.33%	177.22%	162.70%

5 years	16.37	15.12	113.37	102.17

1 year	27.47	20.76	27.47	20.76

6 months	—	—	6.75	1.14

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The period in review

We are pleased to report that for the six-month period ended August 31, 2005, your fund’s return at net asset value (NAV, or without sales charges) exceeded both the average return for funds in its Lipper peer group and the return of its benchmark, the Russell 2000 Value Index. The fund continued to benefit from our research-driven investment style and bottom-up stock selection process. Successful stock selection was key to the strong performance, especially among the fund’s holdings in the capital goods and energy sectors. The fund also benefited from merger and acquisition activity involving several holdings, which caused their stock prices to appreciate. In the consumer cyclicals, finan-cial, and communications services sectors, certain holdings lagged but were more than offset by positive contributors from other areas of the portfolio.

Market overview

U.S. equity markets posted solid results in what was a period of contrasting influences. For most of the semiannual period, markets showed powerful momentum, powered by economic data that offered evidence of a healthy economy. This included a strengthening dollar, benign inflation levels, strong corporate earnings reports, a decline in the U.S. trade deficit, continued expansion in the manufacturing sectors, and robust retail sales. Conversely, the Federal Reserve Board (the Fed) raised its federal funds rate by 0.25% four times (March 22, May 3, June 30, August 9), for a total of 10 actions in its current tightening program. Markets generally priced in these expected increases, but reacted to the Fed statements accompanying them, including a warning by Chairman Alan Greenspan about high federal budget deficits and “froth” in the housing markets.

Several events dampened market enthusiasm somewhat as the period wore on. While news of London’s terrorist attacks briefly sapped advances, an unceasing upward climb of energy prices was a major theme. Refining bottlenecks kept gasoline supplies tight despite adequate supplies of crude, and around the middle of August, unexpectedly high Producer Price Index (PPI) figures began to drive home the effects of the energy increases.

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At month-end, an increased level of concern was introduced with the arrival of Hurricane Katrina. As news spread about the subsequent destruction, markets tipped downward, only to rise again to end the period with a display of confidence in the ultimate ability of the economy to recover.

Strategy overview

Your fund’s management team is committed to selecting high-quality, undervalued stocks with what we consider to be improving fundamentals. Small-cap stocks are often under-researched, overlooked, and inefficiently priced. We look for companies that we believe have sustainable revenues, healthy balance sheets, and strong cash flow. We also look for any positive catalyst that we believe may improve a company’s prospects and stimulate capital appreciation. As value investors, we have learned to be patient, because it can take many months for the market to recognize a stock’s true worth. Often, we may hold a stock for 12 to 18 months before it approaches what we consider fair value. We believe our intermediate-to longer-term outlook differentiates this fund from other funds that may focus on achieving results over shorter periods.

We use bottom-up analysis to identify stocks we believe are inexpensive and have a catalyst for positive change. The fund also seeks broad diversification across industries and market sectors, and typically holds 200 or more companies in the portfolio. Because the small-cap value universe is so vast and the market typically operates with a number of inefficiencies, we have a

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 8/31/05.

Equities
Russell 2000 Value Index (small-company value stocks)	6.27%

Russell 3000 Value Index (multi-cap value stocks)	3.03%

Russell 3000 Growth Index (multi-cap growth stocks)	4.24%

S&P 500 Index (broad stock market)	2.33%

Bonds
Lehman Aggregate Bond Index (broad bond market)	2.85%

Lehman Municipal Bond Index (tax-exempt bonds)	2.86%

Lehman Credit Index (corporate bonds)	2.80%

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large number of stocks to evaluate and select for the portfolio. This focus on diversification helps us pursue one of our key performance objectives: to avoid owning large positions in any stocks that might severely underper-form, a constant danger in the small-cap universe.

Your fund’s holdings

Favorable stock selection across a range of sectors contributed to strong returns during the period. Within the energy sector, two independent companies were particularly successful. Range Resources operates in the United States, within Appalachia, the Gulf Coast, and the Southwest, while Vintage Petroleum operates in the United States, South America, and Yemen. Another beneficial holding with ties to energy was Walter Industries, which is in the commercial and consumer services area. This conglomerate has business units in homebuilding and water transmission products. The impetus behind its stock appreciation during the period, however, was its coal-producing division, which has grown from a small business to one of the 25 largest producers in the United States.

The companies that we hold in the fund are generally small, inexpensive firms, which can make them prime candidates for merger or acquisition. During this period, several holdings appreciated as a result of merger and acquisition (M&A) activity, including D&K Healthcare Resources, Crompton Corporation, and Great Lakes Chemical Corporation. Shares

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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of D&K Healthcare, a wholesale distributor of branded and generic pharmaceutical products, rose on news of its acquisition by McKesson Corporation. We sold our position in D&K, taking profits. In the case of Crompton and Great Lakes Chemicals, these producers of specialty chemicals and plastics additives combined to form a new company, Chemtura. The fund held positions in both firms, which made the resulting Chemtura stock a strong contributor.

In the aerospace sector, the fund also benefited from a position in AAR Corporation, which provides after-market products and support to the aviation industry. Earnings were boosted by favorable business conditions as well as several successful strategic initiatives. The firm’s solid management team continues to position the company well.

Several holdings detracted from returns during the period. Shares of

Haverty Furniture declined, due in large part to a soft sales environment for the furniture industry overall. We are maintaining the fund’s position in this firm because we believe that while the industry’s fundamentals are currently weak, the firm should be positioned to benefit when the industry regains its footing.

Another disappointment during the period was our position in Handleman Company, a distributor of prerecorded music (i.e., CDs) to retailers throughout North America and the United Kingdom. This industry is undergoing

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 8/31/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
AAR Corp. (1.2%)	Aerospace and defense

BankAtlantic Bancorp, Inc. Class A (1.1%)	Banking

Chemtura Corp. (1.0%)	Chemicals

Hughes Supply, Inc. (1.0%)	Distributors

Apogee Enterprises, Inc. (0.9%)	Building materials

Alpharma, Inc. Class A (0.9%)	Pharmaceuticals

Banta Corp. (0.9%)	Commercial and consumer services

PolyOne Corp. (0.9%)	Chemicals

American Equity Investment Life Holding Co. (0.9%)	Insurance

Entertainment Properties Trust (0.9%)	Real estate

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major shifts, due in large part to the rising popularity of Web sites that offer downloadable music, and the company is additionally suffering from high cost pressures, both of which have taken their toll on corporate earnings. We believe that management is doing a good job of constraining costs and the stock is relatively cheap to own.

A longtime holding, Fleetwood Enterprises is one of the largest producers of manufactured (modular) housing and recreation vehicles (RVs). Earnings from the recreational vehicle side of the company’s business have lagged during the past year, further exacerbated by rising fuel prices/shortages, and management continues to restructure its operations to recapture profits. We believe that the firm is on the right path.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Our market strategists believe that continued rate hikes, slowing economic and earnings growth, the impact of Katrina, and rebounding investor risk aversion will constrain stock-market returns. Leading indicators of economic activity have softened this year, indicating that past policy tightenings are beginning to affect the pace of economic activity. Our forecasters believe that with the best part of the economic and profits cycles now past, opportunities will become increasingly rare and specific over the balance of the year. As earnings power grows scarce, companies that can deliver it are apt to outperform. An unknown quantity, of course, is the impact of the hurricane season on the economy. While at present markets seem unruffled by potential economic consequences, there will likely be some impact further down the road.

While we are certainly cognizant of changing economic conditions, our strategy is to take a longer-term view of events rather than overreacting to short-term circumstances. Ultimately, our management approach is tied to individual stock analysis and selection rather than any macroeconomic forecasts we may express here. We are committed to continuing to structure a portfolio of stocks that, in our opinion, provide high-quality, attractive valuations; improving fundamentals; and solid performance prospects.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Putnam Small Cap Value Fund is closed to new investors.

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Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally available only to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class Y

(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV
Life of fund	177.22%	162.70%	164.63%	164.63%	164.35%	164.35%	168.71%	159.30%	180.44%
Annual average	17.32	16.33	16.47	16.47	16.45	16.45	16.75	16.10	17.53

5 years	113.37	102.17	105.55	103.55	105.44	105.44	107.98	100.68	115.86
Annual average	16.37	15.12	15.50	15.27	15.49	15.49	15.77	14.95	16.64

1 year	27.47	20.76	26.44	21.44	26.47	25.47	26.82	22.35	27.74

6 months	6.75	1.14	6.31	1.31	6.30	5.30	6.45	2.75	6.83

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

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Comparative index returns
For periods ended 8/31/05

	Russell 2000	Lipper Small-Cap Value
	Value Index	Funds category average*
Life of fund	147.14%	146.93%
Annual average	15.23	15.03

5 years	101.92	98.13
Annual average	15.09	14.38

1 year	22.61	23.12

6 months	6.27	5.15

Index and Lipper results should be compared to fund performance at net asset value.

*	Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 8/31/05, there were 245, 241, 137 , and 114 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 8/31/05

		Class A		Class B	Class C	Class M	Class Y

	Share value:	NAV	POP	NAV	NAV	NAV POP	NAV
	2/28/05	$19.11	$20.17	$18.22	$18.25	$18.61 $19.28	$19.34

	8/31/05	20.40	21.53	19.37	19.40	19.81 20.48†	20.66

*	The fund made no distributions during the period.
†	Reflects a reduction in sales charges that took effect on April 1, 2005.

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Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV
Life of fund	177.22%	162.70%	164.49%	164.49%	164.22%	164.22%	168.58%	159.17%	180.58%
Annual average	17.08	16.11	16.24	16.24	16.22	16.22	16.51	15.87	17.30

5 years	111.26	100.10	103.57	101.57	103.47	103.47	106.01	98.83	113.82
Annual average	16.14	14.88	15.28	15.05	15.27	15.27	15.55	14.74	16.42

1 year	20.89	14.54	20.00	15.00	19.97	18.97	20.27	16.05	21.26

6 months	8.69	2.98	8.28	3.28	8.26	7.26	8.38	4.60	8.85

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*	$ 6.41	$ 10.30	$ 10.30	$ 9.00	$ 5.11

Ending value (after expenses)	$1,067.50	$1,063.10	$1,063.00	$1,064.50	$1,068.30

*	Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y
Expenses paid per $1,000*	$ 6.26	$ 10.06	$ 10.06	$ 8.79	$ 4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y
Your fund’s annualized
expense ratio	1.23%	1.98%	1.98%	1.73%	0.98%

Average annualized expense
ratio for Lipper peer group†	1.50%	2.25%	2.25%	2.00%	1.25%

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Small Cap Value Fund	24%	24%	36%	34%	34%

Lipper Small-Cap Value
Funds category average	57%	57%	73%	85%	74%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28/29. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. Edward Shadek is the Portfolio Leader and Eric Harthun is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Edward Shadek	2005				*

Portfolio Leader	2004				*

Eric Harthun	2005		*

Portfolio Member	2004		*

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Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $800,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Edward Shadek is also a Portfolio Leader of Putnam Mid Cap Value Fund.

Edward Shadek and Eric Harthun may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended August 31, 2005.

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Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

				$1 –	$10,001 –	$50,001–	$100,001
	Year	$0		$10,000	$50,000	$100,000	and over
Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005						*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005				*

President and CEO	2004				*

Amrit Kanwal	2005				*

Chief Financial Officer	2004				*

Steven Krichmar	2005						*

Chief of Operations	2004						*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005				*

Chief Administrative Officer	2004		*

Edward Shadek	2005						*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisers. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.
  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

25

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund share- holders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi- cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process – as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment

26

performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s Class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

12th	47th	25th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment adviser. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than

27

December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information for shareholders

A note about duplicate mailings

In response to investors’ requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

30

The fund’s portfolio 8/31/05 (Unaudited)

COMMON STOCKS (98.9%)*

	Shares	Value

Advertising and Marketing Services (0.3%)
Valassis Communications, Inc. †	68,700	$2,708,841

Aerospace and Defense (2.3%)
AAR Corp. †	605,800	10,662,080
Heico Corp. (S)	120,400	2,895,620
Heico Corp. Class A	27,940	516,890
Herley Industries, Inc. †	118,000	2,468,560
Innovative Solutions & Support, Inc. †	46,650	786,519
Teledyne Technologies, Inc. †	78,500	3,032,455
		20,362,124

Airlines (1.0%)
Airtran Holdings, Inc. † (S)	158,400	1,636,272
SkyWest, Inc.	298,700	7,082,177
		8,718,449

Automotive (1.0%)
Aaron Rents, Inc. (S)	67,450	1,494,018
American Axle & Manufacturing Holdings, Inc. (S)	215,000	5,581,400
CLARCOR, Inc.	71,400	2,020,620
		9,096,038

Banking (10.1%)
AMCORE Financial, Inc.	150,300	4,641,264
BankAtlantic Bancorp, Inc. Class A	573,400	9,776,470
Brookline Bancorp, Inc. (S)	442,465	6,831,660
Colonial Bancgroup, Inc.	244,500	5,687,070
East West Bancorp, Inc.	69,100	2,345,254
First Community Bancorp	52,000	2,454,400
First Niagara Financial Group, Inc.	126,697	1,795,296
Flagstar Bancorp, Inc.	312,000	5,382,000
Greater Bay Bancorp	161,300	4,064,760
Irwin Financial Corp. (S)	266,700	5,600,700
Netbank, Inc.	618,500	5,356,210
NewAlliance Bancshares, Inc.	149,900	2,181,045
PFF Bancorp, Inc.	156,600	4,655,718
Provident Bankshares Corp. (S)	147,840	5,048,736
Republic Bancorp, Inc.	495,000	7,266,600
Sovereign Bancorp, Inc.	55,200	1,287,264
Sterling Bancshares, Inc.	266,600	3,996,334
Webster Financial Corp.	95,100	4,366,992
Westcorp	57,020	3,520,985
Wintrust Financial Corp.	38,600	1,989,444
		88,248,202

31

COMMON STOCKS (98.9%)* continued

	Shares	Value

Basic Materials (0.8%)
Ameron International Corp.	124,100	$5,269,286
Chaparral Steel Co. †	71,400	1,593,648
		6,862,934

Broadcasting (0.5%)
Sinclair Broadcast Group, Inc. Class A	449,200	4,217,988

Building Materials (2.1%)
Apogee Enterprises, Inc.	506,500	8,134,390
Interface, Inc. Class A †	317,600	3,223,640
Lennox International, Inc.	270,100	6,587,739
		17,945,769

Capital Goods (0.3%)
Bandag, Inc.	54,800	2,372,840

Chemicals (4.1%)
A. Schulman, Inc.	114,226	2,080,055
Airgas, Inc.	135,100	3,800,363
Chemtura Corp.	529,810	9,091,540
Omnova Solutions, Inc. †	1,308,500	6,149,950
PolyOne Corp. †	1,134,800	7,705,292
RPM, Inc.	148,100	2,806,495
Tredegar Corp.	357,600	4,441,392
		36,075,087

Commercial and Consumer Services (3.6%)
4Kids Entertainment, Inc. † (S)	107,100	1,844,262
Banta Corp.	157,500	7,709,625
Brink’s Co. (The)	117,800	4,733,204
Catalina Marketing Corp. (S)	79,100	1,893,654
ePlus, Inc. †	149,200	1,939,600
MPS Group, Inc. †	228,600	2,528,316
Paxar Corp. †	54,900	1,032,669
RemedyTemp, Inc. Class A †	144,574	1,253,457
TeleTech Holdings, Inc. †	260,700	2,210,736
Walter Industries, Inc.	150,100	6,584,887
		31,730,410

Communications Equipment (2.1%)
Arris Group, Inc. †	248,600	2,607,814
Belden CDT, Inc.	222,200	4,766,190
Inter-Tel, Inc.	262,500	5,814,375
Radyne Comstream Corp. †	190,800	2,056,824
Redback Networks, Inc. †	344,600	3,115,184
		18,360,387

32

COMMON STOCKS (98.9%)* continued

	Shares	Value

Computers (1.0%)
Brocade Communications Systems, Inc. †	508,100	$2,027,319
Intergraph Corp. †	59,100	2,411,871
Netgear, Inc. † (S)	91,300	2,024,121
Symbol Technologies, Inc.	1,361	12,494
Xyratex Ltd. (Bermuda) †	122,800	1,983,220
		8,459,025

Conglomerates (1.3%)
AMETEK, Inc.	117,900	4,750,191
Crane Co. (Australia)	229,500	6,795,495
		11,545,686

Consumer Finance (0.3%)
AmeriCredit Corp. †	120,600	3,007,764

Consumer Goods (2.6%)
American Greetings Corp. Class A (S)	197,700	5,019,603
Blyth Industries, Inc.	199,300	4,952,605
Elizabeth Arden, Inc. †	138,800	3,084,136
Lancaster Colony Corp.	96,400	4,410,300
Prestige Brands Holdings, Inc. †	174,100	2,240,667
Spectrum Brands, Inc. †	91,700	2,581,355
		22,288,666

Consumer Services (0.5%)
Stewart Enterprises, Inc. Class A	566,500	3,931,510

Distributors (1.0%)
Hughes Supply, Inc.	283,600	8,975,940

Electric Utilities (1.4%)
Sierra Pacific Resources † (S)	453,300	6,609,114
Westar Energy, Inc.	214,800	5,159,496
		11,768,610

Electrical Equipment (1.7%)
Lincoln Electric Holdings, Inc.	78,640	2,963,155
Rofin-Sinar Technologies, Inc. †	60,460	2,185,629
Smith (A.O.) Corp.	72,600	2,042,964
Watsco, Inc.	80,400	3,920,304
WESCO International, Inc. †	98,600	3,421,420
		14,533,472

Electronics (4.4%)
Agilysys, Inc.	169,500	3,042,525
Avnet, Inc. †	269,100	6,740,955
Diodes, Inc. †	37,600	1,363,000
Dionex Corp. †	27,800	1,465,060
General Cable Corp. †	455,500	7,146,795
Methode Electronics, Inc. Class A	98,600	1,214,752

33

COMMON STOCKS (98.9%)* continued

	Shares	Value

Electronics continued
Monolithic System Technology, Inc. †	428,100	$2,119,095
Park Electrochemical Corp.	161,400	3,897,810
Standard Microsystems Corp. †	88,400	2,302,820
TTM Technologies, Inc. †	244,600	1,893,204
X-Rite, Inc.	536,700	6,757,053
		37,943,069

Energy (1.6%)
GulfMark Offshore, Inc. †	128,100	3,816,099
Hydril Co. †	17,800	1,219,300
Pride International, Inc. †	62,600	1,583,780
Tidewater, Inc.	156,000	6,948,240
		13,567,419

Engineering & Construction (0.4%)
EMCOR Group, Inc. †	60,900	3,358,026

Financial (0.8%)
Advanta Corp. Class B	249,700	7,203,845

Food (2.3%)
Chiquita Brands International, Inc.	122,500	3,087,000
Flowers Foods, Inc.	162,150	4,415,345
Ralcorp Holdings, Inc.	102,700	4,554,745
Sanderson Farms, Inc. (S)	166,800	6,159,924
TreeHouse Foods, Inc. †	67,500	2,031,750
		20,248,764

Forest Products and Packaging (0.3%)
Albany International Corp.	72,400	2,607,848

Health Care Services (2.4%)
AMERIGROUP Corp. †	65,400	2,234,064
Hooper Holmes, Inc.	1,397,200	5,896,184
Pediatrix Medical Group, Inc. †	26,200	1,942,206
PSS World Medical, Inc. †	200,100	2,899,449
Sierra Health Services, Inc. †	34,700	2,335,310
Sunrise Assisted Living, Inc. † (S)	90,500	5,374,795
		20,682,008

Homebuilding (2.1%)
Champion Enterprises, Inc. † (S)	329,700	4,394,901
Comstock Homebuilding Cos., Inc. Class A † (S)	27,720	590,436
Fleetwood Enterprises, Inc. †	474,400	4,796,184
Levitt Corp. Class A	252,000	6,277,320
Meritage Homes Corp. †	30,500	2,387,845
		18,446,686

Household Furniture and Appliances (0.2%)
Furniture Brands International, Inc. (S)	99,000	1,891,890

34

COMMON STOCKS (98.9%)* continued

	Shares	Value

Insurance (9.8%)
American Equity Investment Life Holding Co. (S)	678,500	$7,585,630
AmerUs Group Co. (S)	124,600	6,892,872
Bristol West Holdings, Inc.	179,811	3,137,702
Ceres Group, Inc. †	474,729	2,952,814
Commerce Group, Inc.	75,800	4,420,656
FBL Financial Group, Inc. Class A	96,800	2,901,096
Fremont General Corp. (S)	264,600	6,038,172
Hub International, Ltd. (Canada)	98,400	2,168,736
Infinity Property & Casualty Corp.	187,000	6,081,240
Landamerica Financial Group, Inc.	95,500	5,645,960
Navigators Group, Inc. †	43,500	1,612,110
Ohio Casualty Corp.	111,500	2,816,490
Philadelphia Consolidated Holding Corp. †	72,200	5,609,218
Presidential Life Corp.	369,300	6,495,987
Stancorp Financial Group	77,000	6,225,450
State Auto Financial Corp.	132,800	4,046,416
Stewart Information Services	130,600	6,277,942
Zenith National Insurance Corp.	68,200	4,306,830
		85,215,321

Investment Banking/Brokerage (0.8%)
MCG Capital Corp.	372,100	6,779,662

Leisure (0.4%)
Artic Cat, Inc.	181,700	3,919,269

Machinery (2.1%)
Gardner Denver, Inc. †	114,200	4,775,844
Milacron, Inc. †	987,900	1,886,889
MSC Industrial Direct Co., Inc. Class A	71,700	2,509,500
Regal-Beloit Corp.	123,000	4,104,510
Stewart & Stevenson Services, Inc.	203,300	4,954,421
		18,231,164

Manufacturing (2.5%)
Acuity Brands, Inc.	200,100	5,908,953
Blount International, Inc. †	145,900	2,626,200
Griffon Corp. †	89,700	2,299,908
Kaman Corp.	193,900	4,651,661
York International Corp.	108,100	6,202,778
		21,689,500

Media (0.5%)
Journal Communications, Inc. Class A	282,300	4,511,154

Medical Technology (2.4%)
Conmed Corp. †	68,700	2,010,162
Datascope Corp.	166,800	5,395,980
Edwards Lifesciences Corp. †	65,500	2,882,000

35

COMMON STOCKS (98.9%)* continued

	Shares	Value

Medical Technology continued
Hanger Orthopedic Group, Inc. †	157,800	$1,263,978
Serologicals Corp. † (S)	119,700	2,847,663
Vital Signs, Inc.	136,400	6,133,908
		20,533,691

Metals (2.0%)
Earle M. Jorgensen Co. †	188,100	1,922,382
Quanex Corp. (S)	101,450	6,240,190
Reliance Steel & Aluminum Co.	51,300	2,462,400
Steel Dynamics, Inc. (S)	66,700	2,103,051
Texas Industries, Inc.	48,400	2,894,804
United States Steel Corp.	49,700	2,083,424
		17,706,251

Oil & Gas (3.6%)
Energy Partners, Ltd. †	148,400	3,561,600
Range Resources Corp.	198,000	6,896,340
Remington Oil & Gas Corp. †	56,700	2,184,651
St. Mary Land & Exploration Co.	201,800	6,956,046
Universal Compression Holdings, Inc. †	66,200	2,727,440
Vintage Petroleum, Inc.	193,600	7,440,048
Warren Resources, Inc. †	146,800	1,672,052
		31,438,177

Pharmaceuticals (2.0%)
Alpharma, Inc. Class A	295,700	7,871,534
Andrx Group †	91,900	1,666,147
First Horizon Pharmaceutical Corp. † (S)	108,600	2,244,762
Owens & Minor, Inc.	172,300	4,938,118
Par Pharmaceutical Cos., Inc. † (S)	33,700	814,529
		17,535,090

Photography/Imaging (1.0%)
Ikon Office Solutions, Inc.	504,500	5,090,405
Imation Corp.	79,100	3,330,901
		8,421,306

Publishing (0.4%)
Playboy Enterprises, Inc. Class B †	263,500	3,573,060

Railroads (0.2%)
Rail America, Inc. (Private) †	137,000	1,580,980

Real Estate (2.7%)
Anworth Mortgage Asset Corp. (R)	113,600	1,007,632
Entertainment Properties Trust (R)	165,700	7,549,292
Friedman, Billings, Ramsey Group, Inc.
Class A (S) (R)	116,000	1,357,200
Getty Realty Corp. (R)	216,800	6,278,528

36

COMMON STOCKS (98.9%)* continued

	Shares	Value

Real Estate continued
Lexington Corporate Properties Trust (R)	197,500	$4,542,500
Mills Corp. (S) (R)	53,000	3,102,620
		23,837,772

Restaurants (0.8%)
CBRL Group, Inc.	35,100	1,269,216
Landry’s Restaurants, Inc.	190,200	5,559,546
		6,828,762

Retail (6.8%)
Coldwater Creek, Inc. †	118,500	3,632,025
Cost Plus, Inc. †	44,000	946,440
CSK Auto Corp. †	195,400	3,272,950
Finlay Enterprises, Inc. †	103,300	1,238,567
Handleman Co.	347,100	4,855,929
Haverty Furniture Cos., Inc. (S)	422,900	5,269,334
Movie Gallery, Inc. (S)	230,900	4,153,891
Nash Finch Co. (S)	140,400	5,896,800
Nautilus Group, Inc. (S)	202,100	5,200,033
New York & Company, Inc. †	55,300	933,464
Nu Skin Enterprises, Inc. Class A	143,229	3,056,507
Ruddick Corp.	242,900	5,676,573
School Specialty, Inc. †	77,600	3,717,816
ShopKo Stores, Inc. †	40,300	1,002,261
Sonic Automotive, Inc.	126,400	2,964,080
Sports Authority, Inc. (The) † (S)	88,400	2,855,320
Stage Stores, Inc.	83,700	2,327,697
Too, Inc. †	95,100	2,535,366
		59,535,053

Semiconductor (1.5%)
Applied Films Corp. †	74,900	1,694,987
Cohu, Inc.	281,300	6,869,346
Helix Technology Corp.	304,400	4,766,904
		13,331,237

Shipping (1.0%)
EGL, Inc. †	246,900	6,194,721
Tsakos Energy Navigation, Ltd. (Norway)	61,500	2,384,970
		8,579,691

Software (0.3%)
Hyperion Solutions Corp. †	42,000	1,821,540
Verity, Inc. †	107,300	1,075,146
		2,896,686

Staffing (0.1%)
Kforce, Inc. †	98,835	998,234

37

COMMON STOCKS (98.9%)* continued

	Shares	Value
Technology Services (1.7%)
Acxiom Corp.	108,000	$2,140,560
Digitas, Inc. †	246,800	2,892,496
MTS Systems Corp.	157,700	6,500,394
Neoware Systems, Inc. † (S)	285,400	3,122,276
		14,655,726

Telecommunications (0.7%)
Brightpoint, Inc. †	25,500	730,830
Earthlink, Inc. †	366,000	3,572,160
Equinix, Inc. †	32,200	1,254,834
Primus Telecommunications GP †	340,000	272,000
		5,829,824

Textiles (0.6%)
Wolverine World Wide, Inc.	238,900	5,033,623

Tire & Rubber (0.8%)
Cooper Tire & Rubber (S)	408,100	6,896,890

Toys (0.7%)
Action Performance Cos., Inc.	456,600	5,780,556

Transportation Services (0.4%)
Landstar Systems, Inc.	99,600	3,617,472

Waste Management (0.6%)
URS Corp. †	141,100	5,316,646

Total common stocks (cost $564,028,486)		$861,432,094

SHORT-TERM INVESTMENTS (9.2%)*

	Principal amount/shares	Value
Putnam Prime Money Market Fund (e)	13,870,098	$13,870,098
Short-term investments held as collateral for loaned
securities with yields ranging from 3.53% to 3.71%
and due dates ranging from September 1, 2005
to September 15, 2005 (d)	$66,278,967	66,236,909

Total short-term investments (cost $80,107,007)		$80,107,007

TOTAL INVESTMENTS
Total investments (cost $644,135,493)		$941,539,101

38

*	Percentages indicated are based on net assets of $871,412,973.
†	Non-income-producing security.
(S)	Securities on loan, in part or in entirety, at August 31, 2005.
(R)	Real Estate Investment Trust.
(d)	See Note 1 to the financial statements.
(e)	See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

The accompanying notes are an integral part of these financial statements.

39

Statement of assets and liabilities 8/31/05 (Unaudited)

ASSETS
Investment in securities, at value, including $63,923,475 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $630,265,395)	$927,669,003
Affiliated issuers (identified cost $13,870,098) (Note 5)	13,870,098

Cash	25,039

Dividends, interest and other receivables	774,562

Receivable for shares of the fund sold	584,730

Receivable for securities sold	1,343,959

Total assets	944,267,391

LIABILITIES
Payable for securities purchased	614,577

Payable for shares of the fund repurchased	3,455,387

Payable for compensation of Manager (Notes 2 and 5)	1,649,792

Payable for investor servicing and custodian fees (Note 2)	296,642

Payable for Trustee compensation and expenses (Note 2)	58,355

Payable for administrative services (Note 2)	1,937

Payable for distribution fees (Note 2)	468,213

Collateral on securities loaned, at value (Note 1)	66,236,909

Other accrued expenses	72,606

Total liabilities	72,854,418

Net assets	$871,412,973

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$445,093,830

Undistributed net investment income (Note 1)	403,113

Accumulated net realized gain on investments (Note 1)	128,512,422

Net unrealized appreciation of investments	297,403,608

Total — Representing net assets applicable to capital shares outstanding	$871,412,973

(Continued on next page)

40

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($479,022,397 divided by 23,485,749 shares)	$20.40

Offering price per class A share
(100/94.75 of $20.40)*	$21.53

Net asset value and offering price per class B share
($258,328,575 divided by 13,336,190 shares)**	$19.37

Net asset value and offering price per class C share
($44,588,492 divided by 2,298,189 shares)**	$19.40

Net asset value and redemption price per class M share
($10,050,355 divided by 507,327 shares)	$19.81

Offering price per class M share
(100/96.75 of $19.81)*	$20.48

Net asset value, offering price and redemption price per class Y share
($79,423,154 divided by 3,843,769 shares)	$20.66

*	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

41

Statement of operations Six months ended 8/31/05 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $9,649)	$5,953,603

Interest (including interest income of $102,706
from investments in affiliated issuers) (Note 5)	102,706

Securities lending	125,125

Other income (Note 6)	202,573

Total investment income	6,384,007

EXPENSES
Compensation of Manager (Note 2)	3,298,385

Investor servicing fees (Note 2)	894,949

Custodian fees (Note 2)	98,694

Trustee compensation and expenses (Note 2)	24,506

Administrative services (Note 2)	10,730

Distribution fees — Class A (Note 2)	595,029

Distribution fees — Class B (Note 2)	1,313,669

Distribution fees — Class C (Note 2)	222,383

Distribution fees — Class M (Note 2)	37,836

Non-recurring costs (Notes 2 and 6)	6,209

Costs assumed by Manager (Notes 2 and 6)	(6,209)

Fees waived and reimbursed by Manager (Note 5)	(5,465)

Total expenses	6,490,716

Expense reduction (Note 2)	(123,191)

Net expenses	6,367,525

Net investment income	16,482

Net realized gain on investments (Notes 1 and 3)	72,071,370

Net unrealized depreciation of investments during the period	(19,022,120)

Net gain on investments	53,049,250

Net increase in net assets resulting from operations	$53,065,732

The accompanying notes are an integral part of these financial statements.

42

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	8/31/05*	2/28/05
Operations:
Net investment income (loss)	$16,482	$ (2,528,565)

Net realized gain on investments	72,071,370	128,920,368

Net unrealized appreciation (depreciation) of investments	(19,022,120)	17,266,431

Net increase in net assets resulting from operations	53,065,732	143,658,234

Distributions to shareholders: (Note 1)

From net realized short-term gain on investments

Class A	—	(2,533,724)

Class B	—	(1,535,102)

Class C	—	(250,308)

Class M	—	(54,955)

Class Y	—	(642,955)

From net realized long-term gain on investments

Class A	—	(44,563,739)

Class B	—	(26,999,729)

Class C	—	(4,402,481)

Class M	—	(966,556)

Class Y	—	(11,308,443)

Redemption fees (Note 1)	213	4,931

Decrease from capital share transactions (Note 4)	(102,228,707)	(99,053,495)

Total decrease in net assets	(49,162,762)	(48,648,322)

NET ASSETS
Beginning of period	920,575,735	969,224,057

End of period (including undistributed net investment
income of $403,113 and $386,631, respectively)	$ 871,412,973	$920,575,735
*Unaudited

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months
	ended**			Year ended
	8/31/05	2/28/05	2/29/04	2/28/03	2/28/02	2/28/01
Net asset value,
beginning of period	$19.11	$18.01	$10.51	$13.83	$12.59	$10.01

Investment operations:
Net investment
income (loss) (a)	.02(d,e)	—(d,f )	.04	.02	.02	.03

Net realized and unrealized
gain (loss) on investments	1.27	3.00	7.46	(3.13)	1.52	2.59

Total from
investment operations	1.29	3.00	7.50	(3.11)	1.54	2.62

Less distributions:
From net realized
gain on investments	—	(1.90)	—	(.21)	(.30)	(.04)

From return of capital	—	—	—	—(f )	—	—

Total distributions	—	(1.90)	—	(.21)	(.30)	(.04)

Redemption fees	—(f )	—(f )	—	—	—	—

Net asset value,
end of period	$20.40	$19.11	$18.01	$10.51	$13.83	$12.59

Total return at
net asset value (%)(b)	6.75*	16.83	71.36	(22.56)	12.28	26.19

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$479,022 $496,588 $482,998			$346,527	$579,539	$242,602

Ratio of expenses to
average net assets (%)(c)	.62*(d)	1.38(d)	1.34	1.27	1.25	1.31

Ratio of net investment income
(loss) to average net assets (%) .13*(d,e)		(.03)(d)	.29	.19	.12	.25

Portfolio turnover (%)	13.19*	24.00	24.40	36.46	34.35	34.37

*	Not annualized.

**	Unaudited.

(a)	Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class A shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months
	ended**			Year ended
	8/31/05	2/28/05	2/29/04	2/28/03	2/28/02	2/28/01

Net asset value,
beginning of period	$18.22	$17.37	$10.21	$13.55	$12.43	$9.95

Investment operations:
Net investment loss (a)	(.05)(d,e)	(.14)(d)	(.06)	(.07)	(.08)	(.05)

Net realized and unrealized
gain (loss) on investments	1.20	2.89	7.22	(3.06)	1.50	2.57

Total from
investment operations	1.15	2.75	7.16	(3.13)	1.42	2.52

Less distributions:
From net realized
gain on investments	—	(1.90)	—	(.21)	(.30)	(.04)

From return of capital	—	—	—	—(f )	—	—

Total distributions	—	(1.90)	—	(.21)	(.30)	(.04)

Redemption fees	—(f )	—(f )	—	—	—	—

Net asset value,
end of period	$19.37	$18.22	$17.37	$10.21	$13.55	$12.43

Total return at
net asset value (%)(b)	6.31*	15.99	70.13	(23.17)	11.47	25.34

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$258,329	$281,226	$320,905	$267,374	$507,231	$192,673

Ratio of expenses to
average net assets (%)(c)	1.00*(d)	2.13(d)	2.09	2.02	2.00	2.06

Ratio of net investment loss
to average net assets (%)	(.25)*(d,e) (.78)(d)		(.46)	(.57)	(.63)	(.50)

Portfolio turnover (%)	13.19*	24.00	24.40	36.46	34.35	34.37

*	Not annualized.

**	Unaudited.

(a)	Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class B shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

45

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months
	ended**			Year ended
	8/31/05	2/28/05	2/29/04	2/28/03	2/28/02	2/28/01

Net asset value,
beginning of period	$18.25	$17.40	$10.23	$13.57	$12.45	$9.97

Investment operations:
Net investment loss (a)	(.05)(d,e)	(.14)(d)	(.06)	(.07)	(.08)	(.05)

Net realized and unrealized
gain (loss) on investments	1.20	2.89	7.23	(3.06)	1.50	2.57

Total from
investment operations	1.15	2.75	7.17	(3.13)	1.42	2.52

Less distributions:
From net realized
gain on investments	—	(1.90)	—	(.21)	(.30)	(.04)

From return of capital	—	—	—	—(f )	—	—

Total distributions	—	(1.90)	—	(.21)	(.30)	(.04)

Redemption fees	—(f )	—(f )	—	—	—	—

Net asset value,
end of period	$19.40	$18.25	$17.40	$10.23	$13.57	$12.45

Total return at
net asset value (%)(b)	6.30*	15.96	70.09	(23.14)	11.45	25.29

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$44,588	$46,641	$49,511	$42,732	$80,970	$32,074

Ratio of expenses to
average net assets (%)(c)	1.00*(d)	2.13(d)	2.09	2.02	2.00	2.06

Ratio of net investment loss
to average net assets (%)	(.25)*(d,e) (.78)(d)		(.46)	(.56)	(.63)	(.49)

Portfolio turnover (%)	13.19*	24.00	24.40	36.46	34.35	34.37

*	Not annualized.

**	Unaudited.

(a)	Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class C shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

46

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months					Period
	ended**		Year ended			3/29/00†–
	8/31/05	2/28/05	2/29/04	2/28/03	2/28/02	2/28/01

Net asset value,
beginning of period	$18.61	$17.67	$10.36	$13.70	$12.54	$10.23

Investment operations:
Net investment loss (a)	(.02)(d,e)	(.09)(d)	(.03)	(.04)	(.05)	(.02)

Net realized and unrealized
gain (loss) on investments	1.22	2.93	7.34	(3.09)	1.51	2.37

Total from
investment operations	1.20	2.84	7.31	(3.13)	1.46	2.35

Less distributions:
From net realized
gain on investments	—	(1.90)	—	(.21)	(.30)	(.04)

From return of capital	—	—	—	—(f )	—	—

Total distributions	—	(1.90)	—	(.21)	(.30)	(.04)

Redemption fees	—(f )	—(f )	—	—	—	—

Net asset value,
end of period	$19.81	$18.61	$17.67	$10.36	$13.70	$12.54

Total return at
net asset value (%)(b)	6.45*	16.24	70.56	(22.92)	11.69	22.99*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$10,050	$10,561	$11,935	$10,027	$22,130	$7,589

Ratio of expenses to
average net assets (%)(c)	.87*(d)	1.88(d)	1.84	1.77	1.75	1.67*

Ratio of net investment loss
to average net assets (%)	(.13)*(d,e) (.53)(d)		(.21)	(.34)	(.38)	(.18)*

Portfolio turnover (%)	13.19*	24.00	24.40	36.46	34.35	34.37

† Commencement of operations.

*	Not annualized.

**	Unaudited.

(a)	Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class M shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

47

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months					Period
	ended**		Year ended			1/31/01†–
	8/31/05	2/28/05	2/29/04	2/28/03	2/28/02	2/28/01

Net asset value,
beginning of period	$19.34	$18.16	$10.57	$13.87	$12.59	$11.73

Investment operations:
Net investment income (a)	.05(d,e)	.03(d)	.08	.06	.05	.01

Net realized and unrealized
gain (loss) on investments	1.27	3.05	7.51	(3.15)	1.53	.85

Total from
investment operations	1.32	3.08	7.59	(3.09)	1.58	.86

Less distributions:
From net realized
gain on investments	—	(1.90)	—	(.21)	(.30)	—

From return of capital	—	—	—	—(f )	—	—

Total distributions	—	(1.90)	—	(.21)	(.30)	—

Redemption fees	—(f )	—(f )	—	—	—	—

Net asset value,
end of period	$20.66	$19.34	$18.16	$10.57	$13.87	$12.59

Total return at
net asset value (%)(b)	6.83*	17.14	71.81	(22.35)	12.60	7.33*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$79,423	$85,561	$103,874	$36,979	$35,327	$25,077

Ratio of expenses to
average net assets (%)(c)	.49*(d)	1.13(d)	1.09	1.02	1.00	.17*

Ratio of net investment income
to average net assets (%)	.26*(d,e)	.25(d)	.52	.48	.36	.08*

Portfolio turnover (%)	13.19*	24.00	24.40	36.46	34.35	34.37

†	Commencement of operations.
*	Not annualized.
**	Unaudited.
(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).
(d)	Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended August 31, 2005 and February 28, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).
(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for Class Y shares (Note 6).
(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

48

Notes to financial statements 8/31/05 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC believes are currently undervalued by the market.

The fund is closed to new investors and offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges

49

may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $63,923,475. The fund received cash collateral of $66,236,909 which is pooled with collateral of other Putnam funds into 23 issues of high grade short-term investments.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $646,456,088, resulting in gross unrealized appreciation and depreciation of $326,967,674 and $31,884,661, respectively, or net unrealized appreciation of $295,083,013.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

50

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 28, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended August 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended August 31, 2005, Putnam Management has assumed $6,209 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended August 31, 2005, the fund paid PFTC $993,466 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended August 31, 2005, the fund’s expenses were reduced by $123,191 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $372, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

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The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $9,993 and $222 from the sale of class A and class M shares, respectively, and received $148,837 and $330 in contingent deferred sales charges from redemptions of  class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2005, Putnam Retail Management, acting as underwriter, received $74 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $113,413,494 and $226,075,082, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 8/31/05:
Shares sold	1,989,656	$ 37,953,806

Shares issued
in connection
with reinvestment
of distributions	—	—

	1,989,656	37,953,806

Shares
repurchased	(4,484,046)	(85,347,982)

Net decrease	(2,494,390)	$ (47,394,176)

Year ended 2/28/05:
Shares sold	6,474,964	$ 118,674,208

Shares issued
in connection
with reinvestment
of distributions	2,395,066	44,955,384

	8,870,030	163,629,592

Shares
repurchased	(9,707,260)	(177,487,305)

Net decrease	(837,230)	$ (13,857,713)

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CLASS B	Shares	Amount	CLASS M	Shares	Amount
Six months ended 8/31/05:			Six months ended 8/31/05:
Shares sold	220,964	$ 3,996,822	Shares sold	28,760	$ 524,701

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	—	—

	220,964	3,996,822		28,760	524,701

Shares			Shares
repurchased	(2,318,862)	(42,019,267)	repurchased	(88,880)	(1,657,400)

Net decrease	(2,097,898)	$(38,022,445)	Net decrease	(60,120)	$(1,132,699)

Year ended 2/28/05:			Year ended 2/28/05:
Shares sold	1,014,785	$ 17,875,437	Shares sold	99,319	$ 1,773,774

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	1,437,638	25,762,474	of distributions	54,970	1,005,397

	2,452,423	43,637,911		154,289	2,779,171

Shares			Shares
repurchased	(5,489,581)	(95,972,890)	repurchased	(262,472)	(4,693,665)

Net decrease	(3,037,158)	$(52,334,979)	Net decrease	(108,183)	$(1,914,494)

CLASS C	Shares	Amount	CLASS Y	Shares	Amount
Six months ended 8/31/05:			Six months ended 8/31/05:
Shares sold	36,533	$ 652,438	Shares sold	452,183	$ 8,748,008

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	—	—	of distributions	—	—

	36,533	652,438		452,183	8,748,008

Shares			Shares
repurchased	(293,948)	(5,333,615)	repurchased	(1,032,781)	(19,746,218)

Net decrease	(257,415)	$ (4,681,177)	Net decrease	(580,598)	$(10,998,210)

Year ended 2/28/05:			Year ended 2/28/05:
Shares sold	140,308	$ 2,483,231	Shares sold	3,108,790	$ 58,069,628

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	221,689	3,979,325	of distributions	630,015	11,951,398

	361,997	6,462,556		3,738,805	70,021,026

Shares			Shares
repurchased	(652,239)	(11,472,786)	repurchased	(5,035,438)	(95,957,105)

Net decrease	(290,242)	$ (5,010,230)	Net decrease	(1,296,633)	$(25,936,079)

53

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended August 31, 2005, management fees paid were reduced by $5,465 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $102,706 for the period ended August 31, 2005. During the period ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $70,971,713 and $60,038,747, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $148,440 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any

54

payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

55

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended August 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended August 31, 2005.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and UBS Warburg.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

56

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

*	The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.

57

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund†

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*†
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund‡
Research Fund	Money Market Fund§
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

58

Tax-free income funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

**	Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

59

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III

W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
Beth S. Mazor
Vice President

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA069 226715 10/05

Item 2. Code of Ethics: Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable Item 5. Audit Committee: Not applicable Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

8|31|05

Annual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam

International Capital
Opportunities Fund

8| 31| 05 Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	31
Federal tax information	63
Brokerage commissions	64
About the Trustees	65
Officers	71

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

During the period ended August 31, 2005, stock and bond markets continued to reflect the moderate growth of the U.S. economy and the strength of corporate profits. The initial impact of the unusually active 2005 hurricane season on the markets appeared relatively minor, but there is widespread concern about the effect the devastation will have on the economy going forward. The Federal Reserve Board’s more restrictive monetary policy, along with high energy prices, had already begun to influence the U.S. markets. Whether this policy will be adjusted in the aftermath of the hurricanes remains to be seen. Amid the uncertainties of this environment, the professional research, diver-sification, and active management that mutual funds can provide continue to make them an intelligent choice for today’s investors.

We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 24 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

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We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance, strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Capital Opportunities Fund: targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Smaller companies can seize new opportunities quickly or occupy profitable business niches. International markets offer particularly fertile ground because, outside the United States, there are relatively fewer research analysts covering small and midsize companies.

Putnam International Capital Opportunities Fund has invested in these companies since 1996. Though stocks of small and midsize international companies carry the risk of greater price fluctuations, they also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it also gives your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment can benefit when these currencies strengthen against the U.S. dollar.

international companies, Putnam has analysts in London and Tokyo as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio targets stocks with both growth and value characteristics, which may help keep the fund competitive given the risks of changing market conditions. In addition to Europe, Japan, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For nearly 10 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks with a blend of growth and value characteristics. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, and a record of strong performance.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to its expenses, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund’s management team looks for stocks that offer a combination of growth potential and attractive valuations. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Highlights

  For the year ended August 31, 2005, Putnam International Capital Opportunities Fund’s class A shares gained 32.83% without sales charges.

  The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index (EMI), gained 32.81%.

  The fund’s peer group, Lipper International Small/Mid-Cap Core Funds, had an average return of 29.04% during the period.

  Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 8/31/05

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
Life of fund (inception: 12/28/95)	14.61%	13.97%	273.97%	254.38%

5 years	1.00	–0.08	5.11	–0.40

1 year	32.83	25.88	32.83	25.88

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For portions of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

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Report from the fund managers

The year in review

International stock markets posted unusually robust returns during your fund’s fiscal year, which ended August 31, 2005. Business activity was vigorous in most regions of the world, and particularly strong in emerging markets, as well as in developed markets in Asia. Stocks of small and midsize companies excelled, delivering better results than stocks of large companies. Your fund performed in line with its benchmark index and outperformed the average of its Lipper peer group, based on results at net asset value (NAV, or without sales charges). We attribute these results to our successful stock selection, particularly among industrial stocks. Also, foreign currency exposure added to the returns of your fund as the U.S. dollar weakened over the fiscal year, despite intermittent rallies.

Market overview

International stock markets generally had stronger results than the United States during the past 12 months. We believe this was because they began with two key advantages. First, from the start of the period, valuations in international markets were generally lower than in the United States. Second, the sustained increase in world energy prices was more detrimental to the United States than to most other economies, which depend less on energy for growth.

Business conditions were particularly favorable in Asia and emerging markets. In Japan, both companies and the government embraced the need for reform. An increasing number of companies have restructured to become more efficient, and the government of Prime Minister Koizumi also fought for reform of the nation’s postal savings system, which appears likely to go forward. We believe these reforms should lead to a more efficient allocation of national savings to future investments. South Korea, Hong Kong, and Taiwan benefited from strong trade and improving consumer sectors.

While economic growth was weaker in Europe, stocks there still generally performed well. In Germany, in particular, smaller companies began to achieve better fundamental results. One

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disappointing market was the United Kingdom. The Bank of England’s sharp increases in interest rates forced many consumers to pay more in variable-rate mortgages, and consequently undercut consumer spending.

Strategy overview

Your fund’s blend strategy, which is designed to identify stocks with attractive valuations relative to their future cash flows, led to overweight positions in certain sectors and countries during the past year. With regard to sectors, our largest overweights — relative to the benchmark index — were in energy and industrial stocks. Energy stocks had strong cash flows, reflecting the dramatic rise in energy prices throughout the year. The fund’s overweight position in industrial stocks included primarily shipping and manufacturing companies, which benefited from strong demand as the global economy continued expanding. The fund was underweighted in consumer stocks, because consumer spending was weak, particularly in major markets such as the United Kingdom and Japan.

The fund’s largest market overweights were in Canada, Japan, and South Korea. The emphasis on Canada reflected the fact that this market includes many energy companies, which we believed represented an attractive opportunity. Our large weighting in South Korea resulted from our research conclusions that Korean stocks generally had more

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/05.

Equities
S&P/Citigroup World Ex-U.S. Extended Market Index (EMI)
(international stocks of small companies)	32.81%

MSCI EAFE Index (international stocks)	23.58%

Russell 2500 Index (stocks of small and midsize companies)	25.20%

S&P 500 Index (broad stock market)	12.56%

Bonds
Lehman Aggregate Bond Index (broad bond market)	4.15%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.90%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	9.20%

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attractive valuations than those in most developed markets. We built a larger stake in Japan during the past year as more and more small companies embraced restructuring to improve their cash flows. For the same reasons, we also began building a larger position in German stocks. We maintained an underweight position in France because of its stagnant economy, and in Spain because stock valuations there have risen to what we consider expensive levels.

Your fund’s holdings

As we mentioned in the strategy overview, holdings in the industrial and energy sectors delivered strong results that were reflected in the fund’s returns. An example is INI Steel of South Korea, which has been among the fund’s largest holdings throughout the period. INI Steel’s stock price has risen as the company benefited from strong demand for steel in China. Another Korean stock, shipbuilder Samsung Heavy Industries, has benefited from strong demand for cargo ships as world trade booms. The company has also enjoyed increased orders for double-hulled oil tankers, which help to lessen the risk of oil spills in the ocean. As oil companies replace ships in their aging fleets, they are required by the United States and the International Maritime Agency to buy double-hulled tankers. Thanks to its strong results, Samsung reached what we considered its fair value during the period, and we began

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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selling down the fund’s position to harvest profits.

Stork NV, a Dutch conglomerate, bene-fited from the strength of its capital goods division, which makes machinery used for manufacturing textiles. Sales have been strong, particularly because some of the company’s customers include suppliers of Airbus, the European aircraft manufacturer. Increased orders for Airbus’ planes have added to cash flows for companies in its chain of suppliers.

Not all of our selections among industrial stocks did well. Yang Ming Marine Transport, a Taiwanese shipping company, declined during the period largely because of higher fuel costs. We continue to hold it because we believe it remains undervalued and we anticipate that management will be able to improve the stock’s performance.

ERG SPA, an Italian oil and electric utility company, was a large holding and a top contributor to the fund’s results. Though the Italian market, like the Italian economy, was relatively weak during the past year, rising demand and prices in the energy sector helped this stock perform well. Elsewhere in Europe, the stock of London Stock Exchange (LSE) rose strongly when it became the target of a takeover attempt by its German rival, Deutsche Boerse. Although the bid ultimately failed, we took advantage of the spike in the share price, and scaled back our position at a profit. Another U.K. stock that had been doing well early in the period

Top holdings

This table shows the fund's top holdings, and the percentage of the fund's net assets that each comprised, as of 8/31/05. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry
Continental AG (1.6%)	Germany	Tire and rubber

Samsung Heavy Industries Co., Ltd. (1.4%)	South Korea	Machinery

Northern Rock PLC (1.4%)	United Kingdom	Banking

Makita Corp. (1.3%)	Japan	Machinery

Adidas-Salomon AG (1.3%)	Germany	Retail

Baloise Holding AG, Ltd. (1.3%)	Switzerland	Insurance

NGK Spark Plug Co., Ltd. (1.2%)	Japan	Automotive

BlueScope Steel, Ltd. (1.2%)	Australia	Metals

Puma AG Rudolf Dassier Sport (1.2%)	Germany	Textiles

Onward Kashiyama Co., Ltd. (1.2%)	Japan	Retail

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turned out to be an underperformer for the fiscal year as a whole. Berkeley Group, a British homebuilder, slumped as the Bank of England’s interest-rate increases cooled home purchases. Berkeley Group remains in the portfolio because it is attractively valued, the company’s management is focused on shareholder value, and we believe the company can do well when the British real estate market recovers.

Other disappointing holdings included Transat A.T., a Canadian travel company. Its revenues have improved, but in addition to its travel agency services, the company operates a charter airline service, which has been hurt by high fuel costs. Uniden, a Japanese manufacturer of wireless telephone handsets, underperformed because industry competition forced the company to offer lower prices, which eroded its profit margins. Despite their recent results, we believe these stocks still have a favorable outlook and continue to hold them in the portfolio.

Please note that all holdings discussed in this report are subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

The fund’s performance during the past year was unusually strong and we do not anticipate that it will continue at the same pace. Also, over the past year, stocks of small and midsize companies rose from what we considered significantly undervalued levels. Now that the valuation gap with larger companies has narrowed, future results may fall more in line with long-term trends.

Our research efforts are identifying new opportunities in companies with attractive valuations and rising cash flows. Certain markets are also appearing more attractive. South Korea, in particular, is in our view a dynamic economy with many undervalued companies. In Japan and Germany, markets that have struggled with slow growth for many years, many companies are embracing changes to become more competitive and profitable. In these markets and around the world, we will continue practicing our discipline to identify stocks with compelling prospects from a variety of international markets and business sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

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Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended August 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally available only to corporate clients that, for example, maintain large balances on behalf of retirement plan participants. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 8/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Life of fund	273.97%	254.38%	247.67%	247.67%	247.96%	247.96% 256.17% 243.69% 265.79%				279.19%
Annual average	14.61	13.97	13.75	13.75	13.76	13.76	14.03	13.61	14.34	14.77

5 years	5.11	–0.40	1.15	–0.84	1.18	1.18	2.49	–1.10	4.01	6.38
Annual average	1.00	–0.08	0.23	–0.17	0.23	0.23	0.49	–0.22	0.79	1.25

1 year	32.83	25.88	31.82	26.82	31.80	30.80	32.12	27.51	32.53	33.13

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for Y shares, the higher operating expenses for such shares.

For portions of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

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Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 12/28/95 to 8/31/05

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $34,767 and $34,796, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $35,617 ($34,369 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $36,579 and $37,919, respectively. See first page of performance section for performance calculation method.

Comparative index returns
For periods ended 8/31/05

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core

	Market Index (EMI)	Funds category average*
Life of fund	105.68%	207.67%
Annual average	7.74	12.05

5 years	53.20	63.98
Annual average	8.91	9.82

1 year	32.81	29.04

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 8/31/05, there were 52, 27, and 7 funds, respectively, in this Lipper category.

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Fund price and distribution information
For the 12-month period ended 8/31/05

	Class A	Class B		Class C		Class M	Class R		Class Y

Distributions
(number)	1		1		1	1		1		1

Income	$0.344		$0.178	$0.168		$0.227		$0.372	$0.398

Capital gains	—		—		—	—		—		—

Total	$0.344		$0.178	$0.168		$0.227		$0.372	$0.398

Share value:	NAV POP		NAV	NAV		NAV POP		NAV		NAV
8/31/04	$20.47 $21.60		$19.96	$20.22		$20.23 $20.96		$20.45	$20.53

8/31/05	26.80 28.28		26.11	26.46		26.47	27.36*	26.68		26.88

*Reflects a reduction in sales charges that took effect on April 1, 2005.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Life of fund	287.09%	266.81%	259.65%	259.65%	259.93%	259.93% 268.55% 255.64%			278.54%	292.45%
Annual average	14.88	14.25	14.02	14.02	14.03	14.03	14.31	13.89	14.62	15.04

5 years	17.54	11.38	13.10	11.10	13.13	13.13	14.61	10.60	16.32	18.93
Annual average	3.28	2.18	2.49	2.13	2.50	2.50	2.77	2.04	3.07	3.53

1 year	33.26	26.26	32.25	27.25	32.21	31.21	32.58	27.92	32.92	33.56

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from March 1, 2005, to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.06	$ 11.88	$ 11.88	$ 10.61	$ 9.33	$ 6.78

Ending value (after expenses)	$1,036.40	$1,032.00	$1,032.40	$1,033.60	$1,034.90	$1,037.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2005, use the calculation method below. To find the value of your investment on March 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 03/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.98	$ 11.77	$ 11.77	$ 10.51	$ 9.25	$ 6.72

Ending value (after expenses)	$1,017.29	$1,013.51	$1,013.51	$1,014.77	$1,016.03	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 8/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio†	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Average annualized expense
ratio for Lipper peer group‡	1.71%	2.46%	2.46%	2.21%	1.96%	1.46%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 6/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam International Capital
Opportunities Fund	64%	68%	93%	91%	203%

Lipper International Small/Mid-Cap
Core Funds category average	51%	51%	56%	66%	70%

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on August 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 6/30/05.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Christopher Crawford, Randy Farina, John Ferry, and Karan Sodhi are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

		$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year $0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over
Joseph Joseph	2005						*

Portfolio Leader	2004						*

Christopher Crawford	2005		*

Portfolio Member	N/A

Randy Farina	2005				*

Portfolio Member	N/A

John Ferry	2005			*

Portfolio Member	2004	*

Karan Sodhi	2005		*

Portfolio Member	N/A

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 8/31/04.

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Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $2,500,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Christopher Crawford, Randy Farina, John Ferry, and Karan Sodhi may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended August 31, 2005, Christopher Crawford, Randy Farina, and Karan Sodhi became Portfolio Members of your fund, and Portfolio Member Fabrice Bay left your fund’s management team.

20

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of August 31, 2005, and August 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	*

Chief Technology Officer	2004	*

Joshua Brooks	2005	*

Deputy Head of Investments	N/A

William Connolly	2005			*

Head of Retail Management	N/A

Kevin Cronin	2005	*

Head of Investments	2004	*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005			*

Chief Financial Officer	2004			*

Steven Krichmar	2005				*

Chief of Operations	2004				*

Francis McNamara, III	2005		*

General Counsel	2004	*

Richard Robie, III	2005	*

Chief Administrative Officer	2004	*

Edward Shadek	2005					*

Deputy Head of Investments	N/A

Sandra Whiston	2005	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 8/31/04.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%) .

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

22

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on total return at net asset value.

23

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005. This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

24

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 35th percentile in management fees and in the 20th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.
  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified

25

asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has

26

made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

24th	89th	83rd

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) The Trustees noted the disappointing performance for your fund for the three- and five-year periods ended December 31, 2004. In this regard, the Trustees considered that, over the last year, Putnam Management has made changes to your fund’s investment team and implemented a redesigned investment process that incorporates a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than

27

December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

29

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

30

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investments Funds and
Shareholders of Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts October 12, 2005

32

The fund’s portfolio 8/31/05

COMMON STOCKS (100.0%)*

	Shares	Value

Australia (3.7%)
Adelaide Bank, Ltd.	21,576	$206,360
Adelaide Brighton, Ltd.	1,719,989	2,694,303
Ansell, Ltd.	12,086	97,357
ARC Energy, Ltd. †	712,248	1,057,253
Australand Holdings, Ltd.	3,443,343	4,781,018
BlueScope Steel, Ltd.	2,208,361	15,577,788
Caltex Australia, Ltd.	893,012	11,688,402
Colorado Group, Ltd.	834,012	2,958,538
Just Group, Ltd.	320,342	515,014
Kingsgate Consolidated, Ltd.	451,383	1,032,569
QBE Insurance Group, Ltd.	577,210	7,447,740
Tap Oil, Ltd. †	450,945	1,018,741
		49,075,083

Austria (0.9%)
Andritz AG	123,641	11,776,570

Belgium (0.8%)
Colruyt SA	78,498	10,430,594
Mobistar SA	9,241	725,005
		11,155,599

Bermuda (0.9%)
Arch Capital Group, Ltd. †	113,400	4,927,230
Endurance Specialty Holdings, Ltd.	195,100	7,160,170
		12,087,400

Brazil (—%)
Gerdau SA (Preference)	21,042	254,017

Canada (7.9%)
Agrium, Inc.	17,893	385,638
ATI Technologies, Inc. †	18,783	227,869
AUR Resources, Inc.	1,191,800	7,956,705
Baytex Energy Trust	98,000	1,360,515
Biovail Corp. †	310,400	5,555,737
Boardwalk Real Estate Investment Trust (R)	7,400	122,980
Cognos, Inc. †	9,475	340,376
Dofasco, Inc.	418,480	14,867,702
Hudson’s Bay, Co.	15,800	181,970
Industrial Alliance Insurance and Financial
Services, Inc.	160,408	3,821,810
Inmet Mining Corp. †	407,987	6,337,229
Iteration Energy, Ltd. †	570,300	2,760,755
Kingsway Financial Services, Inc.	97,200	1,779,845
Methanex Corp.	284,036	4,292,344
Norbord, Inc.	1,076,216	9,740,126
Northern Orion Resources, Inc. †	771,000	2,018,698

33

COMMON STOCKS (100.0%)* continued

	Shares	Value

Canada continued
Northgate Minerals Corp. †	717,600	$863,923
PetroKazakhstan Inc. Class A (Toronto Exchange)	192,512	10,413,282
PetroKazakhstan, Inc. Class A	186,300	10,116,090
Royal Group Technologies, Ltd. (Toronto Exchange) †	29,100	284,679
SNC-Lavalin Group, Inc.	92,978	5,326,783
Teck Corp.	8,360	325,447
Transat A.T., Inc. Class A †	582,890	10,084,517
Transat A.T., Inc. Class B †	274,900	4,756,015
Zargon Energy Trust	44,900	1,200,181
		105,121,216

Czech Republic (—%)
Komercni Banka AS	1,939	268,643

Denmark (1.6%)
Amagerbanken A/S	2,230	435,250
Codan A/S	88,700	4,627,265
D/S Norden	5,790	2,899,797
GN Store Nord	73,632	961,447
Jyske Bank A/S †	180,601	9,088,900
Nordisk Solar Co. Class B	15,400	1,010,783
SimCorp A/S	23,450	2,248,913
		21,272,355

Finland (0.9%)
Orion-Yhtymae OYJ Class B	4,699	98,951
Ramirent OYJ	79,800	1,815,957
Rautaruukki OYJ	475,500	9,564,866
		11,479,774

France (3.5%)
April Group	37,431	1,234,165
Beneteau SA	6,423	514,120
Boiron SA	29,697	809,521
Camaieu †	16,036	2,029,326
Ciments Francais Class A	3,703	396,392
CNP Assurances	169,538	11,678,623
Compagnie Plastic-Omnium SA	31,107	925,626
Eiffage SA	2,966	279,440
Generale De Sante	159,078	5,652,281
Geodis	11,251	1,159,817
GFI Informatique †	232,177	1,511,390
Imerys SA	2,822	207,386
Kaufman & Broad SA	7,730	545,937
Montupet	36,924	819,576
Neopost SA	7,178	662,959
Nexity	192,962	8,558,482
Nexity 144A	32,580	1,445,027

34

COMMON STOCKS (100.0%)* continued

	Shares	Value

France continued
Societe BIC SA	20,848	$1,228,486
Sodexho Alliance SA	29,117	1,013,650
Spir Communication	8,638	1,881,093
Trigano SA	11,933	1,070,986
Valeo SA (S)	62,060	2,551,297
		46,175,580

Germany (6.1%)
Adidas-Salomon AG	97,965	17,461,451
Altana AG	6,345	362,097
AMB Generali Holding AG	3,373	273,428
AXA Konzern AG	200	18,799
Balda AG	142,769	1,819,955
Bechtle AG	63,367	1,397,548
Continental AG	260,406	20,597,220
Deutsche Boerse AG	17,358	1,582,435
ElringKlinger AG	24,954	1,007,276
Fresenius AG (Preference)	2,336	299,452
Hannover Rueckversicherungs AG	224,103	8,057,027
Mobilcom AG (S)	502,889	12,313,627
Pfeiffer Vacuum Technology AG	15,206	750,895
Puma AG Rudolf Dassier Sport	56,979	15,369,751
		81,310,961

Greece (0.3%)
Attica Holdings SA	229,380	791,346
Metka SA †	209,140	2,235,216
Mytilineos Holdings SA	91,990	1,354,195
		4,380,757

Guernsey (0.8%)
Amdocs, Ltd. †	342,102	10,040,694

Hong Kong (4.1%)
ASM Pacific Technology	25,500	125,189
Beijing Enterprises Holdings, Ltd.	892,000	1,255,651
CNPC Hong Kong, Ltd.	44,820,000	10,042,196
Dah Sing Financial Group	764,700	5,031,934
First Pacific Co., Ltd.	15,034,000	5,140,443
Jinhui Shipping & Transportation, Ltd.	51,000	216,430
Midland Holdings, Ltd.	6,668,000	3,883,742
Orient Overseas International, Ltd.	1,870,660	7,482,804
Oriental Press Group	2,116,000	498,890
SmarTone Telecommunications Holdings, Ltd.	1,693,500	1,970,541
Tommy Hilfiger Corp. †	765,203	13,429,313
TPV Technology, Ltd.	58,000	38,567
Truly International Holdings	710,000	793,933
VTech Holdings, Ltd.	124,000	346,025
Wheelock and Co., Ltd.	2,638,000	4,540,575
		54,796,233

35

COMMON STOCKS (100.0%)* continued

	Shares	Value

India (0.7%)
Canara Bank	492,289	$2,509,334
Indian Petrochemicals Co.	67,563	291,126
Tata Iron & Steel Co., Ltd.	650,528	5,778,719
		8,579,179

Ireland (1.1%)
DCC PLC	71,256	1,584,489
Depfa Bank PLC	755,334	12,720,295
FBD Holdings PLC	9,282	379,437
Paddy Power PLC	15,309	285,651
		14,969,872

Italy (4.5%)
Brembo SpA	106,965	811,509
Compagnie Industriali Riunite (CIR) SpA	2,278,000	6,968,618
Cremonini SpA	536,000	1,517,279
Datamat SpA	190,924	2,247,031
ERG SpA	575,000	13,211,592
Ergo Previdenza SpA	255,148	1,593,109
Esprinet SpA	397,398	2,947,936
Fondiaria-Sai SpA (S)	134,500	4,178,126
Italcementi SpA	853,524	13,837,800
Milano Assicurazioni SpA	1,518,000	10,686,642
Parmalat Finanziaria SpA † (S) (F)	5,785,367	711
Premafin Finanziaria SpA	376,500	861,763
Sai-Soc Assicuratrice Industriale SpA (SAI)	3,922	90,538
Sogefi SpA	48,665	284,423
		59,237,077

Japan (27.0%)
Aica Kogyo Co., Ltd.	15,000	180,405
Aichi Bank, Ltd. (The)	1,600	165,793
Alpine Electronics, Inc.	19,600	307,469
Amano Corp.	86,000	1,300,452
Aplus Co., Ltd. †	177,500	1,080,916
Asahi Diamond Industrial Co., Ltd.	178,000	1,270,329
Asahi Pretec Corp.	64,800	1,042,073
Asics Corp.	817,400	6,280,300
Bank of Fukuoka, Ltd. (The)	34,000	216,089
BML, Inc.	53,600	807,773
Brother Industries, Ltd.	1,826,000	14,685,199
Canon Electronics, Inc.	25,000	742,364
Canon Sales Co., Inc.	211,000	4,109,802
Capcom Co., Ltd. (S)	590,600	5,876,845
Casio Computer Co., Ltd.	19,000	266,636
Century Leasing System, Inc.	101,700	1,230,981
Chubu Steel Plate Co., Ltd.	34,000	415,788
Citizen Watch Co., Ltd. (S)	502,000	4,038,754
CKD Corp.	298,000	2,545,952

36

COMMON STOCKS (100.0%)* continued

	Shares	Value

Japan continued
Cleanup Corp.	109,000	$1,071,440
COMSYS Holdings Corp.	20,000	211,467
Daiichi Pharmaceutical Co., Ltd.	468,500	10,935,515
Daiichikosho Co., Ltd.	206,700	4,178,147
Daishi Bank, Ltd. (The)	60,000	275,487
Daishinku Corp.	234,000	980,542
Daiwabo Information System Co., Ltd.	167,000	2,907,445
Data Communication System Co., Ltd.	21,900	813,364
Eizo Nanao Corp.	42,000	1,421,413
ESPEC Corp.	86,000	982,857
Foster Electric Co., Ltd. (S)	106,000	902,116
Fujicco Co., Ltd.	49,000	725,196
Fujimi, Inc.	64,900	1,096,122
Fujitsu General, Ltd. †	235,000	830,176
Furuno Electric Co., Ltd.	76,000	794,800
Geomatec Co., Ltd. (S)	15,800	225,510
Glory, Ltd.	493,000	8,513,808
Hachijuni Bank, Ltd. (The)	35,000	242,053
Higashi-Nippon Bank, Ltd. (The)	182,000	752,561
Hirose Electric Co., Ltd.	900	102,802
Hisamitsu Pharmaceutical Co., Inc.	357,000	9,410,960
Hitachi High-Technologies Corp.	12,000	194,663
Hokuetsu Bank, Ltd. (The)	548,000	1,269,519
Ichiyoshi Securities Co., Ltd.	185,200	1,865,977
ITO EN, Ltd.	9,700	490,597
Japan Securities Finance Co., Ltd.	24,000	186,189
Joyo Bank, Ltd. (The)	46,000	251,720
Kagawa Bank, Ltd. (The)	121,000	725,278
Kagoshima Bank, Ltd. (The)	18,000	133,948
Kaken Pharmaceutical Co., Ltd.	370,000	2,689,696
Kaneka Corp.	1,101,000	13,220,651
Kansai Paint Co., Ltd.	21,000	133,105
Keihin Corp.	530,200	9,606,883
Keiyo Bank, Ltd. (The)	58,000	307,737
Kyowa Hakko Kogyo Co., Ltd.	57,000	419,954
Makita Corp.	890,000	17,713,962
Mandom Corp.	19,700	502,158
Mars Engineering Corp.	153,800	4,371,566
Meiko Network Japan Co., Ltd.	149,600	755,908
Mito Securities Co., Ltd.	24,000	106,706
Mitsubishi Plastics, Inc.	335,000	922,085
Musashi Seimitsu Industry Co., Ltd.	14,000	347,342
NEC Electronics Corp. 144A	21,500	695,528
Neturen Co., Ltd. (S)	155,000	1,174,827
NGK Spark Plug Co., Ltd.	1,191,000	16,493,773
Nice Corp.	347,000	1,151,092
Nichiha Corp.	27,200	413,285
Nihon Eslead Corp.	4,400	99,450
Nihon Parkerizing Co., Ltd.	137,000	1,624,744

37

COMMON STOCKS (100.0%)* continued

	Shares	Value

Japan continued
Nikkiso Co., Ltd.	264,000	$1,592,514
Nippo Corp.	132,000	985,481
Nippon Denko Co., Ltd. (S)	1,088,000	4,262,548
Nippon Kanzai Co., Ltd.	51,900	1,168,150
Nippon Seiki Co., Ltd.	13,100	212,181
Nippon Shinyaku Co., Ltd.	119,000	919,971
Nippon Shokubai Co., Ltd.	23,000	224,882
Nippon Thompson Co., Ltd.	367,000	2,740,468
Nissin Kogyo Co., Ltd.	10,500	402,644
Nitto Kohki Co., Ltd.	37,700	796,729
Noritake Co., Ltd.	325,000	1,469,308
Noritsu Koki Co., Ltd.	85,300	1,599,403
Oiles Corp.	41,900	934,525
Oita Bank, Ltd. (The) (Private)	23,000	163,807
Okamura Corp.	381,000	3,082,203
Okinawa Cellular Telephone Co.	50	103,783
Ono Pharmaceutical Co., Ltd.	232,700	11,544,070
Onward Kashiyama Co., Ltd.	1,026,000	15,365,399
Osaka Steel Co., Ltd.	94,500	1,302,457
Pigeon Corp.	80,000	1,158,611
Rasa Industries, Ltd.	562,000	1,742,411
Rhythm Watch Co., Ltd.	573,000	1,144,415
Ricoh Leasing Co., Ltd.	251,200	6,445,559
Riken Corp.	494,000	2,917,357
Riso Kagaku Corp.	18,100	704,632
Rohoto Pharmaceutical Company, Ltd.	72,000	1,198,193
Sankyo Co., Ltd.	278,700	13,701,032
Santen Pharmaceutical Co., Ltd.	470,300	12,073,254
Sanyo Shinpan Finance Co., Ltd.	77,700	5,488,200
Seikagaku Corp.	247,500	2,706,708
Shimano, Inc.	416,900	11,466,173
Shin-Estu Polymer Co., Ltd.	55,100	463,279
Shinkawa, Ltd.	70,500	1,377,397
Showa Corp.	74,000	1,064,502
SMK Corp.	92,000	523,434
Square Enix Co., Ltd.	5,000	136,450
Sumisho Lease Co., Ltd.	63,000	2,330,225
Tachi-S Co., Ltd.	54,600	589,783
Takasago International Corp.	192,000	909,111
Takiron Co., Ltd.	244,000	960,610
Tamron Co., Ltd. (S)	220,000	2,768,120
Tanabe Seiyaku Co., Ltd.	1,406,000	13,539,319
Toa Corp.	116,000	1,038,353
Tocalo Co., Ltd.	60,300	1,461,491
Toho Gas Co., Ltd.	79,000	322,739
Tokai Rika Co., Ltd.	55,000	1,006,537
Tokyo Steel Manufacturing Co., Ltd.	520,800	7,527,514
Toppan Forms Co., Ltd.	17,300	204,680
Toshiba Machine Co., Ltd.	63,000	395,322

38

COMMON STOCKS (100.0%)* continued

	Shares	Value

Japan continued
Toshiba TEC Corp.	834,000	$3,687,645
Toyo Kohan Co., Ltd.	296,000	1,065,732
Toyo Securities Co., Ltd.	786,000	3,027,595
UMC Japan † (S)	630	244,531
Uniden	805,000	12,411,936
Yamaha Motor Co., Ltd.	19,700	369,367
Yamanashi Chuo Bank, Ltd. (The)	27,000	168,281
Yamato Kogyo Co., Ltd.	846,000	12,038,863
Yodogawa Steel Works, Ltd.	640,000	3,806,637
Yonekyu Corp.	45,000	518,475
Yoshimoto Kogyo Co., Ltd.	176,000	2,577,272
Zuken, Inc.	38,500	417,894
		358,376,206

Netherlands (1.3%)
Axalto Holding NV †	28,347	1,154,445
DSM NV	17,335	1,339,293
Grontmij NV	12,500	834,184
Heijmans NV	9,365	462,901
Stork NV	272,860	13,585,201
		17,376,024

Norway (1.7%)
Acta Holding ASA	1,851,000	4,619,715
EDB Business Partner ASA	155,600	1,215,113
Expert ASA	124,400	1,467,951
Odfjell ASA Class B	129,300	2,728,098
ProSafe ASA	153,450	6,221,237
Sparebanken Midt-Norge	46,066	2,537,341
Sparebanken Nord-Norge	46,000	907,038
Tandberg ASA	56,291	689,905
Veidekke ASA	79,400	2,138,679
		22,525,077

Portugal (0.1%)
Impresa SGPS †	144,446	925,496
Sonaecom, SGPS SA †	225,671	910,365
		1,835,861

Singapore (0.7%)
Accord Customer Care Solutions, Ltd. †	4,799,000	300,674
GES International, Ltd.	1,677,000	867,945
Jurong Technologies Industrial Corp., Ltd.	470,000	543,997
Keppel Land, Ltd.	105,000	214,984
Labroy Marine, Ltd.	676,000	411,070
Marco Polo Developments, Ltd.	162,000	318,248
MobileOne Asia, Ltd.	4,347,110	5,379,039
SembCorp Industries, Ltd.	425,820	712,536
Singapore Exchange, Ltd.	157,000	217,310
United Overseas Land, Ltd.	164,000	226,460
		9,192,263

39

COMMON STOCKS (100.0%)* continued

	Shares	Value

South Korea (4.9%)
Binggrae Co., Ltd.	91,870	$3,712,355
Daegu Bank	26,970	283,268
Dongbu Insurance Co., Ltd.	257,400	3,108,550
Hanjin Shipping	9,550	217,410
Honam Petrochemical, Corp.	4,690	245,425
Hyundai Heavy Industries	8,560	573,102
Hyundai Marine & Fire Insurance Co.	379,010	3,116,148
INI Steel Co.	743,890	15,127,226
Interflex Co., Ltd.	176,126	2,578,269
KT&G Corp.	8,600	380,661
Kwang Dong Pharmaceutical Co., Ltd.	1,401,340	5,016,660
LG Insurance Co., Ltd.	202,760	2,041,473
LG Petrochemical Co., Ltd.	8,970	223,275
Nong Shim Co., Ltd.	1,110	292,067
Samsung Heavy Industries Co., Ltd.	1,478,600	18,943,591
Samsung SDI Co., Ltd.	61,850	5,826,690
Tong Yang Investment Bank †	657,110	2,739,341
		64,425,511

Spain (0.3%)
Fomento de Construcciones y Contratas SA	28,811	1,658,270
Gestevision Telecinco SA	13,890	322,490
Iberia Lineas Aereas de Espana SA	108,887	295,338
Indra Sistemas SA Class A	50,985	1,030,922
		3,307,020

Sweden (2.1%)
Eniro AB	35,593	398,635
Intrum Justita AB †	463,800	4,186,789
JM AB	11,237	415,212
Kungsleden AB	17,000	434,742
Skanska AB Class B	1,063,612	13,704,125
SKF AB Class B	197,886	2,417,601
Swedish Match AB	42,336	537,154
Tele2 AB Class B	533,654	5,801,821
		27,896,079

Switzerland (3.4%)
AFG Arbonia-Forster Holding. AG	7,311	2,047,465
Baloise Holding AG, Ltd.	322,653	17,132,309
Barry Callebaut AG †	3,822	1,123,765
Charles Voegele Holding AG	58,710	4,758,281
George Fischer AG †	15,921	5,190,861
Inficon Holding AG †	7,377	833,244
Logitech International SA †	30,560	1,137,912
Micronas Semiconductor Holding AG †	5,247	222,422
Saurer AG †	137,437	10,242,642
Schweiter Tehnologies AG †	4,880	890,641
Zehnder Group AG Class B	860	1,067,255
		44,646,797

40

COMMON STOCKS (100.0%)* continued

	Shares	Value

Taiwan (1.5%)
Hsinchu International Bank	10,714,000	$6,201,428
Phoenixtec Power Co., Ltd.	486,000	455,384
WAN HAI Lines, Ltd.	5,582,229	4,500,934
Winbond Electronics Corp. †	1,507,000	463,000
Yang Ming Marine Transport	12,254,000	8,415,759
		20,036,505

United Kingdom (19.2%)
Aegis Group PLC	477,737	1,001,017
Alexon Group PLC	610,757	3,065,685
Alliance & Leicester PLC	116,802	1,814,528
Anite Group PLC †	1,085,553	1,280,988
Antofagasta PLC	542,265	14,327,639
Arla Foods UK PLC	891,583	1,034,644
Autologic Holdings PLC	238,775	686,169
Berkely Group Holdings PLC	815,339	12,748,635
Bespak PLC	165,985	1,601,898
Blacks Leisure Group PLC	273,768	2,073,224
Body Shop International PLC	47,941	190,842
Britannic Group PLC	332,305	3,748,254
British Airways PLC †	45,723	228,225
Carillion PLC	1,550,412	7,691,261
Chaucer Holdings PLC	1,652,445	1,719,414
CLS Holdings PLC †	99,665	862,277
Collins Stewart Tullett PLC	38,178	423,561
Cookson Group PLC †	33,580	196,304
Countrywide PLC	708,701	4,530,421
Daily Mail and General Trust Class A	45,444	541,729
Dairy Crest Group PLC	1,413,346	12,385,435
Dana Petroleum PLC †	397,687	6,528,832
Davis Service Group PLC	946,749	7,542,890
Dicom Group PLC	55,013	971,036
Domino Printing Sciences	489,374	2,313,814
Firstgroup PLC	47,532	268,878
French Connection Group PLC	1,669,131	7,722,624
Go-Ahead Group PLC	12,272	291,288
Greggs PLC	2,445	200,043
Gyrus Group PLC †	17,722	101,786
Helical Bar PLC	45,601	1,247,509
Hiscox PLC	187,221	635,473
HMV Group PLC	3,112,004	14,117,256
Holidaybreak PLC	101,705	1,112,284
Homestyle Group PLC †	668,926	880,995
IMI PLC	1,226,179	9,778,954
Kensington Group PLC	366,200	4,219,381
Kiln PLC	486,536	874,923
Liontrust Asset Management PLC	135,279	662,712
London Scottish Bank PLC	864,887	1,335,047
London Stock Exchange PLC	199,843	2,042,008

41

COMMON STOCKS (100.0%)* continued

	Shares	Value

United Kingdom continued
Lookers PLC	138,754	$922,020
Man Group PLC	449,536	13,351,077
McBride PLC	1,405,914	3,733,812
National Express Group PLC	19,324	286,828
Next PLC	7,417	201,928
Northern Rock PLC	1,241,646	18,134,962
Paladin Resources PLC	2,528,011	13,836,022
Pendragon PLC	643,372	4,377,000
Rentokil Initial PLC	68,761	201,130
RM PLC	409,466	1,248,527
Robert Wiseman Dairies PLC	198,130	927,783
RPC Group PLC	258,559	1,084,704
Savills PLC	19,952	265,226
Senior PLC	1,005,508	994,381
Severfield-Rowen PLC	101,684	1,447,328
Shire Pharmaceuticals PLC	1,125,029	14,104,031
SurfControl PLC GDR †	115,200	1,013,722
TDG PLC	232,110	956,080
Topps Tiles PLC	1,673,047	5,874,154
TT electronics PLC	742,986	1,852,795
Tullow Oil PLC	2,932,554	11,413,024
Uniq PLC	839,478	2,232,894
Vardy (Reg) PLC	245,631	2,570,530
Vitec Group PLC	82,737	550,902
William Hill PLC	1,427,189	15,147,544
Wincanton PLC	401,973	1,961,602
		253,689,889

Total common stocks (cost $1,041,995,888)		$1,325,288,242

SHORT-TERM INVESTMENTS (2.8%)*

	Principal amount/shares	Value

Putnam Prime Money Market Fund (e)	5,174,847	$5,174,847
Short-term investments held as collateral for loaned
securities with a yield of 3.50% and a due date
of September 1, 2005 (d)	$31,156,859	31,153,838
U.S. Treasury Bills 3.265%, September 22, 2005	350,000	349,333
U.S. Treasury Bills 3.251%, September 22, 2005	55,000	54,896

Total short-term investments (cost $36,732,914)		$36,732,914

TOTAL INVESTMENTS
Total investments (cost $1,078,728,802)		$1,362,021,156

42

* Percentages indicated are based on net assets of $1,325,806,326.

† Non-income-producing security.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at August 31, 2005. (d) See Note 1 to the financial statements.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(f) Security is valued at fair value following procedures approved by the Trustees. On August 31, 2005, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At August 31, 2005, liquid assets totaling $22,555,845 have been designated as collateral for open forward contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR, after the name of a foreign holding stands for Global Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS TO BUY at 8/31/05 (aggregate face value $339,136,472)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 54,360,857	$ 53,921,984	10/19/05	$ 438,873
British Pound	34,696,533	34,678,337	9/21/05	18,196
Canadian Dollar	8,638,000	8,546,542	10/19/05	91,458
Euro	151,446,249	150,718,396	9/21/05	727,853
Japanese Yen	10,551,830	10,678,986	11/16/05	(127,156)
Norwegian Krone	21,939,152	21,494,447	9/21/05	444,705
Swiss Franc	59,044,037	59,097,780	9/21/05	(53,743)

Total				$1,540,186

FORWARD CURRENCY CONTRACTS TO SELL at 8/31/05 (aggregate face value $319,433,235)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 16,673,815	$ 16,781,070	10/19/05	$ 107,255
British Pound	23,577,466	23,629,404	9/21/05	51,938
Canadian Dollar	35,217,144	34,370,930	10/19/05	(846,214)
Hong Kong Dollar	44,059,137	44,069,640	11/16/05	10,503
Japanese Yen	147,980,756	147,024,593	11/16/05	(956,163)
Norwegian Krone	5,425,779	5,221,150	9/21/05	(204,629)
Swedish Krona	21,685,165	22,101,274	9/21/05	416,109
Swiss Franc	26,801,394	26,235,174	9/21/05	(566,220)

Total				$(1,987,421)

The accompanying notes are an integral part of these financial statements.
43

Statement of assets and liabilities 8/31/2005

ASSETS
Investment in securities, at value, including $28,586,753 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,073,553,955)	$1,356,846,309
Affiliated issuers (identified cost $5,174,847) (Note 5)	5,174,847

Cash	7,413

Foreign currency (cost $2,187,953) (Note 1)	2,191,559

Dividends, interest and other receivables	3,823,157

Receivable for shares of the fund sold	788,027

Receivable for securities sold	385,694

Receivable for variation margin (Note 1)	48,206

Receivable for open forward currency contracts (Note 1)	2,642,131

Receivable for closed forward currency contracts (Note 1)	4,522,534

Total assets	1,376,429,877

LIABILITIES
Payable for securities purchased	583,050

Payable for shares of the fund repurchased	6,897,214

Payable for compensation of Manager (Notes 2 and 5)	3,027,103

Payable for investor servicing and custodian fees (Note 2)	893,322

Payable for Trustee compensation and expenses (Note 2)	96,695

Payable for administrative services (Note 2)	2,296

Payable for distribution fees (Note 2)	751,677

Payable for open forward currency contracts (Note 1)	3,089,366

Payable for closed forward currency contracts (Note 1)	3,936,821

Collateral on securities loaned, at value (Note 1)	31,153,838

Other accrued expenses	192,169

Total liabilities	50,623,551

Net assets	$1,325,806,326

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,483,669,589

Undistributed net investment income (Note 1)	9,314,326

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(450,006,976)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	282,829,387

Total — Representing net assets applicable to capital shares outstanding	$1,325,806,326

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($744,750,989 divided by 27,790,144 shares)	$26.80

Offering price per class A share
(100/94.75 of $26.80)*	$28.28

Net asset value and offering price per class B share
($432,290,573 divided by 16,553,387 shares)**	$26.11

Net asset value and offering price per class C share
($71,005,502 divided by 2,683,502 shares)**	$26.46

Net asset value and redemption price per class M share
($20,121,112 divided by 760,129 shares)	$26.47

Offering price per class M share
(100/96.75 of $26.47)*	$27.36

Net asset value, offering price and redemption price per class R share
($304,495 divided by 11,412 shares)	$26.68

Net asset value, offering price and redemption price per class Y share
($57,333,655 divided by 2,133,245 shares)	$26.88

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/05

INVESTMENT INCOME
Dividends (net of foreign tax of $2,906,616)	$28,821,710

Interest (including interest income of $218,006
from investments in affiliated issuers) (Note 5)	228,208

Securities lending	295,017

Other income (Note 6)	298,996

Total investment income	29,643,931

EXPENSES
Compensation of Manager (Note 2)	11,888,886

Investor servicing fees (Note 2)	3,461,983

Custodian fees (Note 2)	1,527,919

Trustee compensation and expenses (Note 2)	53,684

Administrative services (Note 2)	47,139

Distribution fees — Class A (Note 2)	1,727,219

Distribution fees — Class B (Note 2)	4,341,767

Distribution fees — Class C (Note 2)	697,521

Distribution fees — Class M (Note 2)	138,052

Distribution fees — Class R (Note 2)	679

Non-recurring costs (Notes 2 and 6)	16,336

Costs assumed by Manager (Notes 2 and 6)	(16,336)

Fees waived and reimbursed by Manager (Note 2 and 5)	(153,320)

Other	505,254

Total expenses	24,236,783

Expense reduction (Note 2)	(689,719)

Net expenses	23,547,064

Net investment income	6,096,867

Net realized gain on investments (net of foreign tax of $96,444) (Notes 1 and 3)	207,916,192

Net realized gain on futures contracts (Note 1)	971,677

Net realized gain on foreign currency transactions (Note 1)	9,515,563

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(710,011)

Net unrealized appreciation of investments and futures contracts during the year	128,601,616

Net gain on investments	346,295,037

Net increase in net assets resulting from operations	$352,391,904

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	8/31/05	8/31/04
Operations:
Net investment income	$6,096,867	$4,679,724

Net realized gain on investments
and foreign currency transactions	218,403,432	250,018,969

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	127,891,605	51,486,708

Net increase in net assets resulting from operations	352,391,904	306,185,401

Distributions to shareholders: (Note 1)

From net investment income

Class A	(9,881,687)	(9,676,805)

Class B	(3,448,519)	(3,694,657)

Class C	(510,784)	(502,133)

Class M	(176,459)	(203,410)

Class R	(1,035)	(19)

Class Y	(1,149,361)	(1,126,488)

Redemption fees (Note 1)	63,210	150,728

Decrease from capital share transactions (Note 4)	(149,290,517)	(450,251,812)

Total increase (decrease) in net assets	187,996,752	(159,119,195)

NET ASSETS
Beginning of year	1,137,809,574	1,296,928,769

End of year (including undistributed net investment
income of $9,314,326 and $8,815,475, respectively)	$1,325,806,326	$1,137,809,574

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01
Net asset value,
beginning of period	$20.47	$16.31	$15.00	$16.82	$26.76

Investment operations:
Net investment income (a)	.18(d,e)	.13(d)	.16	.10	.11

Net realized and unrealized
gain (loss) on investments	6.49	4.32	1.27	(1.80)	(10.00)

Total from
investment operations	6.67	4.45	1.43	(1.70)	(9.89)

Less distributions:
From net investment income	(.34)	(.29)	(.12)	(.12)	—

From net realized gain
on investments	—	—	—	—	(.05)

Total distributions	(.34)	(.29)	(.12)	(.12)	(.05)

Redemption fees	—(f )	—(f )	—(f )	—	—

Net asset value,
end of period	$26.80	$20.47	$16.31	$15.00	$16.82

Total return at
net asset value (%)(b)	32.83(e)	27.49	9.67	(10.17)	(37.00)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$744,751	$594,971	$703,809	$751,623	$874,525

Ratio of expenses to
average net assets (%)(c)	1.60(d)	1.62(d)	1.65	1.54	1.47

Ratio of net investment income
to average net assets (%)	.77(d,e)	.67(d)	1.13	.60	.54

Portfolio turnover (%)	63.85	68.13	93.27	90.87	203.36

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$19.96	$15.91	$14.63	$16.42	$26.31

Investment operations:
Net investment income (loss) (a)	—(d,e,f )	(.01)(d)	.05	(.02)	(.05)

Net realized and unrealized
gain (loss) on investments	6.33	4.22	1.23	(1.77)	(9.79)

Total from
investment operations	6.33	4.21	1.28	(1.79)	(9.84)

Less distributions:
From net investment income	(.18)	(.16)	—	—	—

From net realized gain
on investments	—	—	—	—	(.05)

Total distributions	(.18)	(.16)	—	—	(.05)

Redemption fees	—(f )	—(f )	—(f )	—	—

Net asset value,
end of period	$26.11	$19.96	$15.91	$14.63	$16.42

Total return at
net asset value (%)(b)	31.82(e)	26.58	8.75	(10.90)	(37.44)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$432,291 $402,796		$429,457	$478,348	$584,300

Ratio of expenses to
average net assets (%)(c)	2.35(d)	2.37(d)	2.40	2.29	2.22

Ratio of net investment income (loss)
to average net assets (%)	.01(d,e)	(.05)(d)	.37	(.15)	(.23)

Portfolio turnover (%)	63.85	68.13	93.27	90.87	203.36

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$20.22	$16.08	$14.78	$16.59	$26.59

Investment operations:
Net investment income (loss) (a)	—(d,e,f ) (.02)(d)		.05	(.03)	(.04)

Net realized and unrealized
gain (loss) on investments	6.41	4.29	1.25	(1.78)	(9.91)

Total from
investment operations	6.41	4.27	1.30	(1.81)	(9.95)

Less distributions:
From net investment income	(.17)	(.13)	—(f )	—	—

From net realized gain
on investments	—	—	—	—	(.05)

Total distributions	(.17)	(.13)	—(f )	—	(.05)

Redemption fees	—(f )	—(f )	—(f )	—	—

Net asset value,
end of period	$26.46	$20.22	$16.08	$14.78	$16.59

Total return at
net asset value (%)(b)	31.80(e)	26.62	8.81	(10.91)	(37.46)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$71,006	$64,866	$85,732	$102,078	$125,787

Ratio of expenses to
average net assets (%)(c)	2.35(d)	2.37(d)	2.40	2.29	2.22

Ratio of net investment income (loss)
to average net assets (%)	.01(d,e)	(.10)(d)	.34	(.16)	(.19)

Portfolio turnover (%)	63.85	68.13	93.27	90.87	203.36

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$20.23	$16.11	$14.79	$16.58	$26.50

Investment operations:
Net investment income (a)	.06(d,e)	.02(d)	.08	.02	—(f )

Net realized and unrealized
gain (loss) on investments	6.41	4.29	1.26	(1.79)	(9.87)

Total from
investment operations	6.47	4.31	1.34	(1.77)	(9.87)

Less distributions:
From net investment income	(.23)	(.19)	(.02)	(.02)	—

From net realized gain
on investments	—	—	—	—	(.05)

Total distributions	(.23)	(.19)	(.02)	(.02)	(.05)

Redemption fees	—(f )	—(f )	—(f )	—	—

Net asset value,
end of period	$26.47	$20.23	$16.11	$14.79	$16.58

Total return at
net asset value (%)(b)	32.12(e)	26.91	9.12	(10.68)	(37.28)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$20,121	$16,535	$21,987	$23,904	$32,695

Ratio of expenses to
average net assets (%)(c)	2.10(d)	2.12(d)	2.15	2.04	1.97

Ratio of net investment income
(loss) to average net assets (%)	.27(d,e)	.10(d)	.61	.11	(.01)

Portfolio turnover (%)	63.85	68.13	93.27	90.87	203.36

(a)	Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)	Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d)	Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e)	Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Year ended	Period
		8/31/05	8/31/04	1/21/03†-8/31/03

	Net asset value,
	beginning of period	$20.45	$16.29	$14.04

	Investment operations:
	Net investment income (a)	.13(e,f )	.15(e)	.07

	Net realized and unrealized
	gain on investments	6.47	4.28	2.18

	Total from
	investment operations	6.60	4.43	2.25

	Less distributions:
	From net investment income	(.37)	(.27)	—

	Total distributions	(.37)	(.27)	—

	Redemption fees (b)	—	—	—

	Net asset value,
	end of period	$26.68	$20.45	$16.29

	Total return at
	net asset value (%)(c)	32.53(f )	27.35	16.03*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$304	$11	$1

	Ratio of expenses to
	average net assets (%)(d)	1.85(e)	1.87(e)	1.16*

	Ratio of net investment income
	(loss) to average net assets (%)	.52(e,f )	.75(e)	.53*

	Portfolio turnover (%)	63.85	68.13	93.27

†	Commencement of operations.
*	Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Amount represents less than $0.01 per share.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class R shares (Notes 2 and 5).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.03% of average net assets for class R shares (Note 6).

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	8/31/05	8/31/04	8/31/03	8/31/02	8/31/01

Net asset value,
beginning of period	$20.53	$16.35	$15.05	$16.90	$26.81

Investment operations:
Net investment income (a)	.24(d,e)	.19(d)	.21	.15	.18

Net realized and unrealized
gain (loss) on investments	6.51	4.33	1.25	(1.84)	(10.04)

Total from
investment operations	6.75	4.52	1.46	(1.69)	(9.86)

Less distributions:
From net investment income	(.40)	(.34)	(.16)	(.16)	—

From net realized gain
on investments	—	—	—	—	(.05)

Total distributions	(.40)	(.34)	(.16)	(.16)	(.05)

Redemption fees	—(f )	—(f )	—(f )	—	—

Net asset value,
end of period	$26.88	$20.53	$16.35	$15.05	$16.90

Total return at
net asset value (%)(b)	33.13(e)	27.89	9.90	(10.02)	(36.81)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$57,334	$58,630	$55,942	$48,386	$27,420

Ratio of expenses to
average net assets (%)(c)	1.35(d)	1.37(d)	1.40	1.29	1.22

Ratio of net investment income
to average net assets (%)	1.01(d,e)	1.00(d)	1.43	.87	.85

Portfolio turnover (%)	63.85	68.13	93.27	90.87	203.36

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended August 31, 2005 and August 31, 2004 reflect a reduction of 0.01% and 0.04%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/05

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”), is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principal place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At August 31, 2005, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest, or swaps, to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At August 31, 2005, the value of securities loaned amounted to $28,586,753. The fund received cash collateral of $31,153,838 which is pooled with collateral of other Putnam funds into 1 issue of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2005, the fund had a capital loss carryover of $449,987,785 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$348,881,751	August 31, 2010

101,106,034	August 31, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on certain futures contracts, and foreign tax credits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2005, the fund reclassified $9,569,829 to increase undistributed net investment income and $9,569,829 to increase accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 321,423,533
Unrealized depreciation	(38,150,374)
————————
Net unrealized appreciation	283,273,159
Undistributed ordinary income	8,893,507
Capital loss carryforward	(449,987,785)
Cost for federal income
tax purposes	$1,078,747,997

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Prior to December 31, 2004, Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and payments under the fund’s distribution plan) would exceed an annual rate of 1.35% of the fund’s average net assets.

For the year ended August 31, 2005, Putnam Management waived $139,777 of its management fee from the fund.

For the period ended August 31, 2005, Putnam Management has assumed $16,336 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended August 31, 2005, the fund paid PFTC $4,974,810 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, August 31, 2005, the fund’s expenses were reduced by $689,719 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $446, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $56,441 and $1,571 from the sale of class A and class M shares, respectively, and received $640,417 and $1,978 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2005, Putnam Retail Management, acting as underwriter, received $7,889 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended August 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $806,977,041 and $941,268,316, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 8/31/05:
Shares sold	7,664,130	$ 184,369,082

Shares issued
in connection
with reinvestment
of distributions	393,613	9,293,205

	8,057,743	193,662,287

Shares
repurchased	(9,326,743)	(224,673,790)

Net decrease	(1,269,000)	$ (31,011,503)

Year ended 8/31/04:
Shares sold	14,674,584	$ 273,338,629

Shares issued
in connection
with reinvestment
of distributions	496,883	9,102,783

	15,171,467	282,441,412

Shares
repurchased	(29,266,069)	(545,426,131)

Net decrease	(14,094,602)	$(262,984,719)

CLASS B	Shares	Amount	CLASS M	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	1,744,953	$ 40,556,491	Shares sold	144,350	$ 3,472,826

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	133,330	3,082,589	of distributions	7,035	164,616

	1,878,283	43,639,080		151,385	3,637,442

Shares			Shares
repurchased	(5,500,394)	(129,463,234)	repurchased	(208,711)	(4,880,109)

Net decrease	(3,622,111)	$ (85,824,154)	Net decrease	(57,326)	$ (1,242,667)

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	2,187,499	$ 41,612,798	Shares sold	218,196	$ 4,053,187

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	183,931	3,303,402	of distributions	10,364	188,219

	2,371,430	44,916,200		228,560	4,241,406

Shares			Shares
repurchased	(9,184,084)	(170,724,876)	repurchased	(775,970)	(14,583,936)

Net decrease	(6,812,654)	$(125,808,676)	Net decrease	(547,410)	$(10,342,530)

CLASS C	Shares	Amount	CLASS R	Shares	Amount
Year ended 8/31/05:			Year ended 8/31/05:
Shares sold	307,308	$ 7,286,525	Shares sold	11,885	$287,117

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	17,843	418,053	of distributions	44	1,035

	325,151	7,704,578		11,929	288,152

Shares			Shares
repurchased	(849,970)	(20,131,397)	repurchased	(1,039)	(25,950)

Net decrease	(524,819)	$(12,426,819)	Net increase	10,890	$262,202

Year ended 8/31/04:			Year ended 8/31/04:
Shares sold	377,485	$ 7,204,563	Shares sold	450	$9,277

Shares issued			Shares issued
in connection			in connection
with reinvestment			with reinvestment
of distributions	22,443	408,226	of distributions	1	19

	399,928	7,612,789		451	9,296

Shares			Shares
repurchased	(2,522,199)	(46,920,327)	repurchased	—	(4)

Net decrease	(2,122,271)	$(39,307,538)	Net increase	451	$9,292

CLASS Y	Shares	Amount
Year ended 8/31/05:
Shares sold	1,053,944	$ 25,275,731

Shares issued
in connection
with reinvestment
of distributions	48,620	1,149,361

	1,102,564	26,425,092

Shares
repurchased	(1,825,403)	(45,472,668)

Net decrease	(722,839)	$(19,047,576)

Year ended 8/31/04:
Shares sold	3,323,643	$ 61,259,251

Shares issued
in connection
with reinvestment
of distributions	61,456	1,126,488

	3,385,099	62,385,739

Shares
repurchased	(3,950,306)	(74,203,380)

Net decrease	(565,207)	$(11,817,641)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended August 31, 2005, management fees paid were reduced by $13,543 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $218,006 for the year ended August 31, 2005. During the year ended August 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $303,992,943 and $321,690,942, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management’s alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. Of these amounts, $298,996 has been allocated for distribution to the fund pursuant to a plan approved by the Securities and Exchange Commission and is included in Other income on the Statement of operations. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

For the year ended August 31, 2005, interest and dividends from foreign countries were $31,700,743 or $0.634 per share (for all classes of shares). Taxes paid to foreign countries were $3,003,060 or $0.06 per share (for all classes of shares).

For its tax year ended August 31, 2005, the fund hereby designates 100.0% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended August 31, 2005. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Merrill Lynch, UBS Warburg, Goldman Sachs, Credit Suisse First Boston, and Citigroup Global Markets. Commissions paid to these firms together represented approximately 52% of the total brokerage commissions paid for the year ended August 31, 2005.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Bear Stearns & Company, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, and Sanford Bernstein.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (4/6/58)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (3/30/60)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (1/4/47)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (6/13/57)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .

* Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2006, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 2% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

The Putnam family of funds

The following is a complete list of Putnam’s open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund†

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*†
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund‡
Money Market Fund§
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

† Closed to new investors.

‡ Formerly Putnam Intermediate U.S. Government Income Fund.

§ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund
State tax-free income funds:
Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three
investment portfolios that spread your
money across a variety of stocks, bonds,
and money market investments.
The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten
investment portfolios that offer diversifica-
tion among stocks, bonds, and money
market instruments and adjust to become
more conservative over time based on a
target date for withdrawing assets.
The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson

George Putnam, III
W. Thomas Stephens
Richard B. Worley
Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President
Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN011 226723 10/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations"). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2005	$ 61,762*	$ -	$10,917 $764
August 31, 2004	$ 68,621*	$ -	$6,262 $240

* Includes fees of $ 766 and $ 877 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended August 31, 2005 and August 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

** Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended August 31, 2005 and August 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $ 199,428 and $ 138,762 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees and fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees All Other Fees	Total Non-Audit Fees
August 31, 2005	$-	$ - $ - $ -
August 31, 2004	$-	$ - $ - $ -
Item 5. Audit Committee:
Not applicable
Item 6. Schedule of Investments:
Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures
For Closed-End Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End
Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a)	Not applicable

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):	/s/ Michael T. Healy
Michael T. Healy
Principal Accounting Officer
Date: November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: November 7, 2005

By (Signature and Title):	/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: November 7, 2005